UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JEFFERSON PILOT VARIABLE FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

JEFFERSON PILOT VARIABLE FUND, INC.

WORLD GROWTH STOCK PORTFOLIO

STRATEGIC GROWTH PORTFOLIO

SMALL-CAP VALUE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

CAPITAL GROWTH PORTFOLIO

MID-CAP VALUE PORTFOLIO

VALUE PORTFOLIO

SMALL COMPANY PORTFOLIO

MID-CAP GROWTH PORTFOLIO

One Granite Place

Concord, NH 03301

NOTICE OF JOINT SPECIAL MEETING
OF SHAREHOLDERS

To Be Held On March 15, 2007

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Small Company Portfolio, Mid-Cap Growth Portfolio, Strategic Growth Portfolio, Mid-Cap Value Portfolio, Capital Growth Portfolio, Small-Cap Value Portfolio, Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio (collectively, the "Portfolios") of JEFFERSON PILOT VARIABLE FUND, INC. (the "Fund") will be held in the offices of Jefferson Pilot Financial Insurance Company, One Granite Place, Concord, New Hampshire 03301, on March 15, 2007 at 10:00a.m., Eastern Standard Time. The purpose of the Meeting is to consider and act upon the following Proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal 1.  SHAREHOLDERS OF THE WORLD GROWTH STOCK PORTFOLIO ONLY. To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio into the LVIP Templeton Growth Fund, a series of the Lincoln Variable Insurance Products Trust.

Proposal 2.  SHAREHOLDERS OF THE STRATEGIC GROWTH PORTFOLIO ONLY. To approve the reorganization of the Jefferson Pilot Variable

Fund, Inc. Strategic Growth Portfolio into the LVIP T. Rowe Price Growth Stock Fund, a series of the Lincoln Variable Insurance Products Trust.

Proposal 3.  SHAREHOLDERS OF THE SMALL-CAP VALUE PORTFOLIO ONLY. To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Small-Cap Value Portfolio into the LVIP Value Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust.

Proposal 4.  SHAREHOLDERS OF THE INTERNATIONAL EQUITY PORTFOLIO ONLY. To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio into the LVIP Marsico International Growth Fund, a series of the Lincoln Variable Insurance Products Trust.

Proposal 5.  SHAREHOLDERS OF THE CAPITAL GROWTH PORTFOLIO ONLY. To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio into the LVIP Capital Growth Fund, a series of the Lincoln Variable Insurance Products Trust.

Proposal 6.  SHAREHOLDERS OF THE MID-CAP VALUE PORTFOLIO ONLY. To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio into the LVIP Mid-Cap Value Fund, a series of the Lincoln Variable Insurance Products Trust.

Proposal 7.  SHAREHOLDERS OF THE VALUE PORTFOLIO ONLY. To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Value Portfolio into the LVIP MFS Value Fund, a series of the Lincoln Variable Insurance Products Trust.

Proposal 8.  SHAREHOLDERS OF THE SMALL COMPANY PORTFOLIO ONLY. To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio into the LVIP Small-Cap Index Fund, a series of the Lincoln Variable Insurance Products Trust.

Proposal 9.  SHAREHOLDERS OF THE MID-CAP GROWTH PORTFOLIO ONLY. To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio into the LVIP Mid-Cap Growth Fund, a series of the Lincoln Variable Insurance Products Trust.

Proposal 10.  SHAREHOLDERS OF THE SMALL COMPANY PORTFOLIO ONLY. To approve a change in the investment objective for the

Jefferson Pilot Variable Fund, Inc. Small Company Portfolio to track the Russell 2000 Index.

Proposal 11.  ALL SHAREHOLDERS OF EACH PORTFOLIO, VOTING SEPARATELY. To approve a new Investment Management Agreement between the Lincoln Variable Insurance Products Trust and Jefferson Pilot Investment Advisory Corporation.

Proposal 12.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL APPLICABLE PROPOSALS.

Your vote is important to us. We urge you to review the enclosed materials thoroughly before you vote. Once you've determined how you would like to vote, please promptly complete, sign, date and return the enclosed proxy card(s) using the postage-paid envelope we have provided. The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 15, 2006, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Portfolio present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Directors,
CRAIG D. MORESHEAD
Secretary

January 24, 2007

Concord, New Hampshire

This page left intentionally blank.

JEFFERSON PILOT VARIABLE FUND, INC.: Small Company Portfolio; Mid-Cap Growth Portfolio; Strategic Growth Portfolio; Mid-Cap Value Portfolio; Capital Growth Portfolio; Small-Cap Value Portfolio; Value Portfolio; International Equity Portfolio; World Growth Stock Portfolio

One Granite Place
Concord, NH 03301

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

March 15, 2007

This joint proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Directors" or "Board") of Jefferson Pilot Variable Fund, Inc. (the "Fund") of proxies to be voted at a joint Special Meeting of holders of shares of the Fund's portfolios listed above (collectively referred to herein as the "Portfolios"), to be held on March 15, 2007, at 10:00 a.m., Eastern Standard Time, in the offices of Jefferson Pilot Financial Insurance Company, One Granite Place, Concord, New Hampshire 03301, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Share Holders (the "Notice").

The Notice, this Proxy Statement and the accompanying voting instructions form were first mailed to variable annuity and variable life insurance contract owners on or about January 24, 2007.

ADDITIONAL INFORMATION

The Fund's investment adviser, Jefferson Pilot Investment Advisory Corporation, and the Fund's principal underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, NH 03301.

Additional information regarding the Fund and the Portfolios can be found in the Fund's most recent annual and semi-annual reports to shareholders.

THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF THE FUND AS OF DECEMBER 31, 2005 AND UNAUDITED INTERIM FINANCIAL STATEMENTS AS OF JUNE 30, 2006, MAY BE OBTAINED WITHOUT CHARGE BY CALLING 800-258-3648 ext. 7719 OR BY WRITING TO THE JEFFERSON PILOT VARIABLE FUND, INC., ONE GRANITE PLACE, CONCORD, NH 03301.

SUMMARY OF PROPOSALS

The following Table identifies the Portfolios entitled to vote on each Proposal:

Proposal		Portfolios Entitled to Vote
1.	To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio into the LVIP Templeton Growth Fund, a series of the Lincoln Variable Insurance Products Trust.	World Growth Stock Portfolio, only

2.	To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio into the LVIP T. Rowe Price Growth Stock Fund, a series of the Lincoln Variable Insurance Products Trust.	Strategic Growth Portfolio, only

3.	To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Small-Cap Value Portfolio into the LVIP Value Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust.	Small-Cap Value Portfolio, only

4.	To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio into the LVIP Marsico International Growth Fund, a series of the Lincoln Variable Insurance Products Trust.	International Equity Portfolio, only

5.	To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio into the LVIP Capital Growth Fund, a series of the Lincoln Variable Insurance Products Trust.	Capital Growth Portfolio, only

6.	To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio into the LVIP Mid-Cap Value Fund, a series of the Lincoln Variable Insurance Products Trust.	Mid-Cap Value Portfolio, only

7.	To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Value Portfolio into the LVIP MFS Value Fund, a series of the Lincoln Variable Insurance Products Trust.	Value Portfolio, only

8.	To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio into the LVIP Small-Cap Index Fund, a series of the Lincoln Variable Insurance Products Trust.	Small Company Portfolio, only

9.	To approve the reorganization of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio into the LVIP Mid-Cap Growth Fund, a series of the Lincoln Variable Insurance Products Trust.	Mid-Cap Growth Portfolio, only

10.	To approve a change in the investment objective of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio to track the Russell 2000 Index.	Small Company Portfolio, only

11.	To approve a new Investment Management Agreement between the Lincoln Variable Insurance Products Trust and Jefferson Pilot Investment Advisory Corporation.	All shareholders of each Portfolio, voting separately

TABLE OF CONTENTS

INFORMATION YOU SHOULD KNOW ABOUT THE REORGANIZATION	6

Why is the Reorganization being proposed?	6

What are the key features of the Reorganization?	6

How do shareholder rights differ under the LVIP Trust compared to the JP Fund?	7

How will the Reorganization affect me?	10

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	10

How do the purchase and redemption policies, exchange privileges, and dividend distribution policies compare between the JP Fund and the LVIP Trust?	11

Who will be the investment adviser and subadviser of my Portfolio after the Reorganization?	12

How will fund management change after the Reorganization?	12

Why am I being asked to approve a new Investment Management Agreement? Why is the JP Board recommending approval?	12

What are the tax consequences of the Reorganization?	13

How does the Fund's Board recommend that I vote on the Reorganization?	14

How can I Vote?	16

PROPOSAL 1. Merger of JP World Growth Stock into LVIP Templeton Growth	18

PROPOSAL 2. Merger of JP Strategic Growth into LVIP T. Rowe Growth Stock	27

PROPOSAL 3. Merger of JP Small-Cap Value into LVIP Value Opportunities	37

PROPOSAL 4. Merger of JP International Equity into LVIP Marsico International Growth	46

PROPOSAL 5. Merger of JP Capital Growth into LVIP Capital Growth	55

PROPOSAL 6. Merger of JP Mid-Cap Value into LVIP Mid-Cap Value	64

PROPOSAL 7. Merger of JP Value into LVIP MFS Value	73

PROPOSAL 8. Merger of JP Small Company into LVIP Small-Cap Index	84

PROPOSAL 9. Merger of JP Mid-Cap Growth into LVIP Mid-Cap Growth	94

PROPOSAL 10. Change in Investment Objective of Small Company to Track the Russell 2000 Index	103

PROPOSAL 11. Approval of a New Investment Management Agreement	105

INFORMATION YOU SHOULD KNOW ABOUT THE REORGANIZATION

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement, the Prospectus and Statement of Additional Information relating to the Jefferson Pilot Variable Fund, Inc. (the "Fund") and the form of the Agreement and Plan of Reorganization ("Plan"), which is attached to this Proxy Statement as Exhibit A.

Q  Why is the Reorganization being proposed?

Subject to approval of the shareholders of the Fund's Portfolios (each described generally in this summary as "JP Portfolio"), the Board of Directors of the Fund has approved the proposed reorganization of the JP Portfolios into separate series of the Lincoln Variable Insurance Products Trust (the "Trust") (each series described generally in this summary as "Lincoln Fund"). The Reorganization will result in the liquidation and subsequent termination of the Fund Portfolios.

As of April 3, 2006, Jefferson-Pilot Corporation merged into Lincoln JP Holdings, L.P, which is wholly-owned by Lincoln National Corporation. The Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for Contracts issued by the Insurance Companies. As an owner of a Contract issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of the Fund that are attributable to your Contract at the Special Meeting. Although you are not directly a shareholder of the Fund, you have this right because some or all of your contract value is invested, as provided by your Contract, in the Fund's Portfolios.

In the Reorganization, all of the assets of the JP Portfolios will be acquired by the Trust. If the Reorganization is approved, shares of Lincoln Fund will be distributed to each Record Holder in liquidation of JP Portfolio, and JP Portfolio will be terminated. You will then hold that number of full and fractional Standard Class shares of Lincoln Fund which has an aggregate net asset value equal to the aggregate net asset value of your shares of Fund.

Q  What are the key features of the Reorganization?

A  The Plan of Reorganization (the "Plan") sets forth the key features of the Reorganization (See Exhibit A attached hereto). Shareholders should refer to Exhibt A for a full description of the Plan.

The Plan generally provides for the following:

•  the transfer in-kind of all of the assets of the JP Fund in exchange for shares of the Lincoln Trust;

•  the assumption by Lincoln Trust of all of the liabilities of the JP Fund;

•  the liquidation of the JP Portfolios by distribution of shares of the Lincoln Trust to JP Portfolios' Record Holders;

•  the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, will be paid by Lincoln National Life Insurance Company.

The Reorganization is expected to be completed after the close of business on April 27, 2007.

Q  How do shareholder rights under the JP Fund compare to the LVIP Trust?

A  The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws, and applicable Delaware law. The operations of JP Fund are governed by its Articles of Incorporation and By-Laws and applicable Maryland law. The Articles of Incorporation is referred to in this Prospectus/Proxy Statement as the "The Articles". As discussed below, certain of the differences between JP Fund and the Trust derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and By-Laws, or the Trust's Agreement and Declaration of Trust and By-Laws, without charge, upon request to the Fund or Trust at the address set forth in this proxy statement.

Form of Organization

As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Delaware statutory trust. The Trust and the Fund are both open-end management investment companies registered with the SEC under the 1940 Act. The Trust is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of eighteen mutual funds of various asset classes. The Fund currently consists of fourteen investment portfolios. The Trust and Fund currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, group annuity contracts and variable life insurance policies issued by certain insurance companies. The Trust also offer shares of their portfolios to qualified pension and retirement plans, and the Fund also offers shares of its Portfolios to the JP pension plan. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Delaware or Maryland and federal law.

Capitalization

The beneficial interests in the JP Fund are represented by 20 billion common shares with a par value of one cent ($.01) each, of one or more series. The Articles of the Fund permit the Directors to change the designations of any class and to increase or decrease the number of shares of any class and to decrease the number of shares of any class without shareholder approval. The Lincoln Trust has an unlimited number of shares at zero par value.

Shareholder Liability

Under Maryland corporate law, it is well settled that shareholders of the Jefferson Pilot Variable Fund, Inc. are not personally liable for the acts or obligations of the corporation.

Delaware statutory trust law provides that shareholders of the Lincoln Variable Insurance Products Trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation under Delaware law.

Shareholder Meetings and Voting Rights

Neither the Lincoln Trust nor the JP Fund is required to hold annual meetings of shareholders. However, in the case of the JP Fund, an annual meeting is not required in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, and in the case of the Lincoln Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Lincoln Fund or the Trust, as applicable. Neither the Lincoln Fund nor the Trust currently intends to hold regular shareholder meetings. The By-Laws of the Trust require an annual meeting of shareholders only in year in which shareholder action is needed on the election of Trustees. The JP Fund's and Lincoln Trust's By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Trustees, the chairperson of the Board or by the president of the Trust. Cumulative voting is not permitted in the election of the Trustees of the Trust. Like shareholders of the Fund, shareholders of the Trust are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

In respect to the Trust, except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, thirty-three and one-third percent (33 1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholders' meeting shall constitute a quorum at such meeting. When any one or more series or classes is required to vote as a single series (or class) separate from any other shares, thirty-three and one-third percent (33 1/3%) of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholders' meeting of such series or class. Except when a larger vote is required by any provision of the Declaration of Trust or the Bylaws or by applicable law, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality of the shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires, or the Trustees of the Trust, in their sole discretion determine, that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the shares of that series (or class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series (or class) is concerned.

In respect to the JP Fund, at all meetings of the stockholders, the holders of a majority of the shares of stock of the Fund entitled to vote at the meeting, present in person or by proxy, constitute a quorum for the transaction of any business. In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting to a date not more than 120 days after the original record date until the holders of the requisite amount of shares of stock shall be persent.

Liquidation

In the event of liquidation of the Trust, the shareholders of each of the Trust's series that has been established and designated shall be entitled to receive, as a group, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the shareholders of any particular series that has but a single class of outstanding shares will be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Trust. Any assets not readily identifiable as belonging to any particular series will be allocated by or under the supervision of the Trustees to and among any one or more of the series established and designated. Any such allocation by the Trustees is conclusive and binding for all purposed. In the event of the liquidation of the fund, the same provisions discussed above would apply.

Liability and Indemnification of Trustees/Directors

Pursuant to Delaware law and its By-Laws, the Trust shall indemnify current and former Trustees and officers of the Trust to the extent permitted or required by Delaware law, provided, however, that other than for Trustees and except as specifically required by Delaware law, the Trust is required to indemnify or advance expenses only to the extent specifically outlined in the Declaration of Trust and By-Laws.

Pursuant to the JP Fund's By-Laws, the Fund shall indemnify or advance any expenses to current and former Directors and officers of the Fund to the extent permitted or required by Maryland law. However, the Fund shall only be required to indemnify or advance expenses to a person, other than a Director, to the extent specifically approved by resolution adopted by the Fund's Board of Directors.

Under both the JP Fund's and Lincoln Trust's By-Laws, no indemnification or advance payment of expenses is provided to Directors/Trustees or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund/Trust will not advance payment of legal expenses to a Director/Trustee or officer unless the /DirectorTrustee or officer undertakes to repay the advance unless (A) it is determined that such Director/Trustee or officer is entitled to the indemnification, and (B) (i) the Director/Trustee or officer provides a security for the undertaking, (ii) the Fund/Trust is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors/Trustees, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

The foregoing is only a summary of certain characteristics of the operations of the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Maryland law directly for more complete information.

Q  How will the Reorganization affect me?

A  The new shares you receive will have the same total value as your shares of JP Portfolio, as of the close of business on the day immediately prior to the Reorganization. JP Portfolio currently offers only a single undesignated class of shares. After the Reorganization, you will own Standard Class shares of the corresponding Lincoln Fund, except if you own shares in the JP High Yield Bond, Balanced, or Growth Portfolios then you will own Service Class shares of the Lincoln Trust.

The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in the Lincoln Fund after the Reorganization. After the Reorganization your Contract values will depend on the performance of the Lincoln Fund rather than that of the JP Portfolio.

Like the JP Portfolio, the Lincoln Fund will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional shares of the Lincoln Fund.

Q  Will I be Able to Purchase and Redeem Shares, Change my Investment Options, Annuitize and Receive Distributions the Same Way?

A  The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional shares of the Lincoln Fund.

Q  How do the purchase and redemption procedures, exchange privileges, and dividend distribution policies compare between the JP Fund and LVIP Trust?

Purchase and Redemption Procedures

The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the JP Fund. No fee is charged by JP Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. The Insurance Company buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

Lincoln and its affiliates place orders for the purchase or redemption of shares of Lincoln Fund based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for each fund determined on that same date, without the imposition of any sales commission or redemption charge. Lincoln uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privilege

The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

Dividend Policy

The JP Fund declares and distributes dividends from net investment income to the Insurance Company separate accounts annually and not to you, the Contract Owner. The Lincoln Trust annually pays as dividends substantially all of its net investment income (including any short-term gains). These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

The Fund and the Trust have qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a fund must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders or record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

Q  Who will be the investment adviser and subadviser of my Portfolio(s) after the Reorganization?

A  As part of the Reorganization, it is proposed that the JP Fund's current investment adviser, Jefferson Pilot Investment Advisory Corporation (JPIAC), replace the Lincoln Trust's investment adviser, Delaware Management Company (Delaware), as the investment adviser for the combined entity.

As part of the Reorganization, most of the Subadvisers for the JP Fund will continue to serve in that capacity to the Lincoln Trust after the Reorganization. However, the Subadviser for the Small Company Portfolio is being proposed for replacement due to the Reorganization. Please review the specific merger proposals that follow in this proxy statement for a discussion regarding the Subadviser to your Portfolio.

Q  How will fund management change after the Reorganization?

A  The overall management of the JP Funds is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of the Lincoln Trust subsequent to the Reorganization will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is contemplated that upon consummation of the Reorganization, the three independent Board members of the JP Fund will join the five Lincoln Trustees and serve as Independent Trustees of the Trust (see attached Exhibit E for biographical information on the JP Directors and Lincoln Trustees).

Q  Why am I being asked to approve a new Investment Management Agreement? Why is the JP Board recommending approval?

A  As part of the Reorganization, it is proposed that the JP Fund's current investment adviser, Jefferson Pilot Investment Advisory Corporation (JPIAC), replace the Lincoln Trust's investment adviser, Delaware Management Company (Delaware), as the investment adviser to the combined entity. The proposed amended Investment Management Agreement is part of an effort to incorporate Lincoln Trust's expense structure into the combined entity. This new expense structure would shift certain expenses currently absorbed by JPIAC to the Fund.

The Board believes that the additional fees and expenses are necessary to address the increasing expenses of operating a mutual fund. Certain expense either did not exist or were minimal at the time of the inception of the JP Fund. Also, the regulatory burden has increased for mutual funds with a resulting increase in legal and compliance costs. The Board believes that the proposed increase in operating expenses is fair and reasonable.

Q  What are the tax consequences of the Reorganization?

A  Prior to or at the completion of the Reorganization, the JP Fund on behalf of its Portfolios (each described as "JP Portfolio") and the Lincoln Trust on behalf of its Funds (each described as "Lincoln Fund"), will have received an opinion from the law firm of Dechert LLP that the Reorganization has been structured so that no gain or loss will be recognized by JP Portfolio, or their record holders for federal income tax purposes as a result of receiving shares of Lincoln Fund in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Lincoln Fund that are received by the record holders of JP Portfolio will be the same as the holding period and aggregate tax basis of the shares of JP Portfolio previously held by such record holders, provided that such shares of JP Portfolio are held as capital assets. In addition, the holding periods and tax bases of the assets of JP Portfolio in the hands of Lincoln Fund as a result of the Reorganization will be the same as in the hands of JP Portfolio immediately prior to the Reorganization, and no gain or loss will be recognized by Lincoln Fund upon the receipt of the assets of JP Portfolio in exchange for shares of Lincoln Fund and the assumption by Lincoln Fund of JP Portfolio's liabilities. Assuming each shareholder's contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of either Reorganization.

For the purposes of this Federal Income Tax Section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of JP Portfolio. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Lincoln Fund and JP Portfolio, as applicable, will receive an opinion from the law firm of Dechert LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

(1)  The transfer of all of the assets of JP Portfolio solely in exchange for shares of Lincoln Fund and the assumption by Lincoln Fund of the liabilities of JP Portfolio followed by the distribution of Lincoln Fund's shares to the Record Holders of JP Portfolio in dissolution and liquidation of JP Portfolio, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Lincoln Fund and JP Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2)  No gain or loss will be recognized by Lincoln Fund upon the receipt of the assets of JP Portfolio solely in exchange for the shares of Lincoln Fund and the assumption by Lincoln Fund of the liabilities of JP Portfolio;

(3)  No gain or loss will be recognized by JP Portfolio on the transfer of its assets to Lincoln Fund in exchange for Lincoln Fund's shares and the assumption by Lincoln Fund of the liabilities of JP Portfolio or upon the distribution (whether actual or constructive) of Lincoln Fund's shares to JP Portfolio's Record Holders in exchange for their shares of JP Portfolio;

(4)  No gain or loss will be recognized by JP Portfolio's Record Holders upon the exchange of their shares of JP Portfolio for shares of Lincoln Fund in liquidation of JP Portfolio;

(5)  The aggregate tax basis of the shares of Lincoln Fund received by each Record Holder of JP Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of JP Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Lincoln Fund received by each Record Holder of JP Portfolio will include the period during which the shares of JP Portfolio exchanged therefore were held by such Record Holder (provided that the shares of JP Portfolio were held as a capital asset on the date of the Reorganization);

(6)  The tax basis of the assets of JP Portfolio acquired by Lincoln Fund will be the same as the tax basis of such assets to JP Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of Lincoln Fund will include the period during which the assets were held by JP Portfolio; and

(7)  Lincoln Fund will succeed to and take into account capital loss carryovers, if any, of JP Portfolio described in Section 381(c) of the Code. Lincoln Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a Record Holder of JP Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its portfolio shares and the fair market value of the shares of Lincoln Fund it received. JP Portfolio's utilization after the Reorganization of any pre-Reorganization losses realized by JP Portfolio to offset gains realized by Lincoln Fund could be subject to limitation in future years.

Q  How does the Fund's Board recommend that I vote on the Reorganization?

A  The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group. At an in-person meeting held on November 6, 2006, all of the Directors of the JP Fund considered and approved the Reorganization. They determined that the Reorganization was in the best interests of shareholders of the JP Fund and that the interests of existing shareholders of JP Fund will not be diluted as a result of the transactions contemplated by the Reorganization. Before approving the Plan, the JP Fund Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their consideration of the Reorganization, the Directors of JP Fund also consulted with counsel to the Independent Trustees regarding the legal issues involved.

In approving the merger, the JP Fund Board considered the following factors:

•  for 8 of the nine merger proposals included in this proxy statement, the investment objective of the acquiring Lincoln fund will be identical to the investment objective of the acquired JP fund, and the investment strategies are substantially similar (see specific merger proposal for discussion of change in investment objective for the Small Company Portfolio)

•  JPIAC, the current investment adviser to the JP Fund, will serve as the investment adviser to the Lincoln Trust after the Reorganization subject to shareholder approval

•  for 8 of the nine merger proposals included in this proxy statement, the subadviser for the acquired JP portfolio will continue to serve as subadviser to the Lincoln Trust (see specific merger proposal for discussion regarding the subadviser to the Small Company Portfolio)

•  while expenses will increase for 8 of the nine merged JP portfolios, JPIAC has entered into an Expense Reimbursement Plan whereby JPIAC has agreed to maintain the level of operating expenses as of 9/30/06 for a period of at least twelve months

•  the terms and conditions of the Reorganization;

•  the fact that the Reorganization will not result in the dilution of shareholders' interests;

•  the effect of the Reorganization on the Contract Owners and the value of their Contracts;

•  the fact that Lincoln National Life will bear the proxy-related expenses of the Reorganization, and that JPIAC will pay for a portion of the transaction costs related to the sale of securities due to the merger;

•  the fact that the LVIP Funds will assume all of the liabilities of the JP Portfolios;

•  the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes;

•  the alternatives available to shareholders of the JP Fund, including the ability to redeem their shares.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP Fund concluded that the Reorganization would be in the best interests of the JP Fund and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of the JP Fund for approval.

THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the Lincoln Trust.

Q  How can I vote?

A  You can vote by mail, by sending the enclosed voting instruction form, signed and dated, to us in the enclosed envelope. Please take the time to read the full text of the Proxy Statement before you vote. Proxy solicitations may be made by MIS, the Fund's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement will be paid by The Lincoln National Life Insurance Company.

Quorum and Voting

The By-laws of the Fund, revised effective January 28, 1999, provide that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a meeting of shareholders. The By-laws further provide that shares may be voted in person or by proxy. Each proxy shall be in writing, signed by the shareholder or his or her duly authorized attorney and dated. The Board may, in advance of any meeting of shareholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors are so appointed or if any of them fail to appear or act, the Chairman of the Board may, and on the request of any shareholder entitled to vote thereat will, appoint inspectors. The inspectors will determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote in fairness to all shareholders. No Director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be shareholders.

Required Vote

The By-laws provide that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a shareholder vote, unless a vote other than a simple majority is required by law or the By-laws, such as for the election of directors. Where a vote of the "majority of the outstanding voting securities" of a Portfolio is required to approve a Proposal, it shall mean as defined under the Investment Company Act of 1940 (the "1940 Act") the

lesser of (i) 67% or more of the interests of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding interests of the Portfolio. The approval of a Proposal depends upon whether a sufficient number of votes is cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Contract Owner Voting Instructions

The Fund is organized as a Maryland corporation under the General Corporation Law of the State of Maryland and, as such, issues shares of stock (the "shares").

Shares of the Portfolios currently are sold only to separate accounts of Jefferson Pilot Financial Insurance Company ("JP Financial") and its subsidiaries and affiliates to fund the benefits of variable life insurance and variable annuity contracts ("Variable Contracts") issued by JP Financial and its subsidiaries and affiliates (each an "issuing insurer"), and by qualified employee benefit plans sponsored by Jefferson Pilot Corporation ("JP Corporation"), the parent of the issuing insurers. Although the issuing insurers legally own all of the shares of each Portfolio held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of one or more Portfolios.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract. The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts ("Contract owners") with assets invested in a Portfolio. Contract owners at the close of business on December 15, 2006 (the "Record Date") will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. The number of shares as to which voting instructions may be given by a Contract owner is determined by the number of full and fractional shares held in a separate account attributable to that Contract owner's contract or policy. Each full share is entitled to one vote and any fractional share is entitled to a fractional vote. When a Contract owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If a Contract owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the proposal. If the Contract owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract owners.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Fund receives an insufficient number of votes to approve the Proposals, the Meeting may be adjourned to permit the solicitation of additional votes to a date no later than 120 days after the Record Date. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Fund a superseding voting instruction form or written notice of revocation. Only the Contract owner executing the voting instructions can revoke them. The issuing insurers will vote the interests of the Portfolios in accordance with all properly executed and unrevoked voting instructions.

Shareholder Proposals

Under authority granted the Directors by the Bylaws of the Fund, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Director's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Fund at One Granite Place, Concord, NH 03301. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting.

Proposal 1:  To approve the Reorganization of the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio into the LVIP Templeton Growth Fund, a series of the Lincoln Variable Insurance Products Trust

How do the Investment Objectives, Principal Investment Strategies and Risks of the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio (the "JP World Portfolio" or "JP World" OR "JP World Growth" ) and the LVIP Templeton Growth Fund (the "LVIP Growth Fund" or "LVIP Growth") compare?

The investment objective and principal investment strategies of JP World Portfolio and Lincoln Growth (together, the "Portfolios") are identical. The following table summarizes the investment objective and principal investment strategies of the Portfolios.

JP World & LVIP Growth

Investment Objective	Long-term capital growth

Principal Investment Strategies	Seeks to achieve its investment objective by investing at least 80% of its net assets in stocks issued by companies organized in the United States or in any foreign nation. Investments are primarily made in common stocks, but may also include preferred stocks and certain debt securities. The Portfolio will generally be composed of investments from among many different industries, and as a general matter the Portfolio will be invested in a minimum of five different foreign countries.

While LVIP Growth will have a policy to invest at least 80% of its net assets in stocks, LVIP Growth will not be subject to the 60-day shareholder notice requirement under the Investment Company Name rule. (This rule provides that when a fund has a name that suggests a certain investment policy, a 60-day notice is required prior to any change to that policy.)

RISKS

Are the Risk Factors for the Portfolios Similar?

Yes. The risk factors are identical due to the identical objectives and principal investment strategies of JP World and LVIP Growth. The risks of the Portfolios are described in greater detail in the fund's prospectus.

What are the Primary Risks of Investing in Each of the Portfolios?

An investment in each portfolio is subject to certain risks. There is no assurance that investment performance of any fund will be positive or that the portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following are the primary risks associated with an investment in the Portfolios:

•  Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

•  Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign currency values could reduce gains or create losses.

•  Emerging Growth Risk: The Portfolio is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

•  Liquidity: Many smaller company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

Who Will be the Investment Adviser of My Portfolio After the Reorganization? What will the Management and Advisory Fees be After the Reorganization?

Management of the Portfolios

The overall management of JP World is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of LVIP Growth will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is contemplated that upon consummation of the Reorganization, three of the Board members of the JP World Portfolio will serve as Independent Trustees of the Trust.

Adviser

JPIA is the adviser for the JP World Portfolio. JPIA will be the investment adviser for the LVIP Growth Fund.

Sub-Adviser

Templeton Investment Counsel, LLC (Templeton) currently serves as the Subadviser to the JP World Portfolio. On November 13, 2006, the Board of Trustees of the Trust approved a new Subadvisory Agreement between the Adviser and Templeton Investment Counsel, LLC (Templeton) with respect to LVIP Growth. The Subadvisory Agreement is not subject to approval by shareholders of LVIP Growth and will become effective May 1, 2007.

Under the Subadvisory Agreement, Templeton will be subadviser of LVIP Growth and will become responsible for the day-to-day management of LVIP Growth's investment operations under the oversight of the Adviser and the Trust's Board of Trustees.

Facts about Templeton Investment Counsel, LLC:

•  registered investment adviser and a Delaware Limited Liability Company

•  located at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394

•  indirect wholly-owned subsidiary of Franklin Resources, Inc.

•  net assets of approximately $464.8 billion under management of Franklin Resources, Inc. as of December 31, 2005

Management Fees

LVIP Growth will pay the Adviser a monthly investment advisory fee at the annual rate of 0.75% of the fund's average daily net assets up to $200 million, 0.65% for the next $300 million, and 0.60% of such assets over $500 million.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser will be paid by the Adviser for providing subadvisory services to LVIP Growth at the annual rate of .50% of the fund's average daily net assets up to $200 million, 0.425% for the next $300 million, and 0.40% of such assets over $500 million. The LVIP Growth does not pay a fee to the Subadviser.

How Do the Portfolios' Fees and Expenses Compare?

JP World offers one undesignated class of shares. Upon commencement of operations, LVIP Growth will offer two classes of shares (Standard Class and Service Class). Only the LVIP Growth Fund's Standard Class shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP Growth Fund Standard Class (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JP World set forth in the following tables and in the examples are based on the expenses for JP World for the year ended December 31, 2005. LVIP Growth is newly organized and has not commenced operations to date. The amounts for Standard Class shares of LVIP Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Growth would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSE AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSE HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	JP World	LVIP Growth Standard Class (Pro Forma)(1)
Management Fees	0.75%	0.75%
Distribution and 12b-1 Fees	N/A	N/A
Other Expenses	0.11%	0.16%
Total Annual Portfolio Operating Expenses	0.86%	0.91%

(1) Expense Limitation Agreement JPIAC has entered into an Expense Limitation Agreement with the Lincoln Trust on behalf of LVIP Growth. Pursuant to that Agreement, JPIAC has contractually agreed to reimburse the LVIP Growth's Standard Class to the extent that the Total Annual Fund Operating Expenses for the Fund exceed 0.86% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIAC provides written notice of termination to the Fund. Termination of the Agreement will be subject to the review and approval by the LVIP Board of Trustees.

Expense Examples

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JP World versus LVIP Growth (Pro Forma), assuming the Reorganization takes place. The examples assume a 5%

average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Examples of Portfolio Expenses (as of 12/31/05)

JP World

One Year	Three Years	Five Years	Ten Years
$88	$274	$477	$1061

LVIP Growth Standard Class (Pro Forma)(1)

One Year	Three Years	Five Years	Ten Years
$93	$290	$504	$1,120

(1) JPIAC has entered into an Expense Limitation Agreement (as described above) with the Lincoln Trust on behalf of LVIP Growth. The table above reflects the annual expenses of LVIP Growth on a pro forma basis before any reimbursement. Actual net expenses, based on the assumptions described above, would be $88, $274, $477, and $1,061 for the 1 year, three year, 5 year and 10 year periods, respectively.

How do the Portfolios' Performance Records Compare?

The following charts show how JP World has performed in the past. LVIP Growth is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

LVIP World has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, LVIP Growth, as the successor to JP World, will assume and publish the investment performance record of JP World.

Year-by-Year Total Return

The table below illustrates the risks of investing in JP World by showing how its return has varied from year to year. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Total return amounts are based on the inception date of each portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JP World

Best Quarter: 2nd quarter, 2003 +18.01%  Worst Quarter: 3rd quarter, 2002 -18.38%

Average Annual Total Return

The next table illustrates the risks of investing by comparing the average annual total return of the shares of JP World for the past one year, five years, ten years and since inception (through December 31, 2005) to those of a broad-based index. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

	1 Year Ended 12/31/05	5 Years Ended 12/31/05	10 Years Ended 12/31/05	Since Inception 8/1/85
JP World	8.88%	6.18%	9.33%	10.31%
MSCI World Index	9.49%	2.18%	7.04%	10.88%

The MSCI World Index is a broad-based unmanaged index.

For a detailed discussion of the manner of calculating total return, please see JP World's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about JP World is also contained in management's discussion of JP World's performance, which appears in the most recent Annual Report of JP World.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.

At a regular meeting held on November 6, 2006, all of the Directors of JP World Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of JP World and that the interests of existing shareholders of JP World will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the JP World Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the JP Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JP World into LVIP Growth, the Board considered the following factors:

•  the investment adviser (JPIAC) and subadviser (Templeton) to JP World will remain the same after the Reorganization

•  the investment objective, principal investment strategies and main risks of LVIP Growth will be identical to that of JP World

•  enhanced distribution reach of LVIP Growth may afford the shareholders of JP World the potential for greater economies of scale and potentially lower fees in the future

•  while expenses in LVIP Growth are higher than JP World, JPIAC has contractually agreed to reimburse JP Strategic Growth for a minimum of one year to the extent that the total expenses for Growth Stock exceed 0.86% of average daily net assets

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP World concluded that the Reorganization would be in the best interests of the JP World Portfolio and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JP World for approval.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the LVIP Growth.

Agreements and Plans of Reorganization

Under the Plan of Reorganization (the form of which is attached hereto as Exhibit A), after the close of business on April 27, 2007 (the "Effective Date"), the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the Acquired Fund will cease to exist. On the Effective Date, holders of shares of each Acquired Fund shall become holders of shares of such stock representing interests in the Acquiring Fund. The number of full and fractional Acquiring Fund shares to be issued will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the Effective Date. The Plan provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, shall be paid by Lincoln National Life Insurance Company.

Distribution of Shares

All funds of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level.

The Trust has entered into fund participation agreements with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, "Lincoln"). The funds of the Trust may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln. The Trust may also offer shares to separate accounts of other insurers if approved by the Board of Trustees of the Trust. The offering of Lincoln Fund's shares is continuous.

LVIP Growth is currently authorized to issue two classes of shares: Standard Class and Service Class. JP World currently offers only one undesignated class of shares.

In the proposed Reorganization, shareholders of JP World will receive Standard Class shares of LVIP Growth. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of LVIP Growth.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP Growth serves as an investment vehicle.

GENERAL INFORMATION

What is the share ownership of JP World?

The number of shares JP World had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct the Insurance Companies, as appropriate, on the manner in which to vote the JP World shares attributable to their variable annuity contract or variable life insurance policy at the Fund's Special Meeting.

To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JP World. To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of JP World's outstanding shares. On December 15, 2006, no director or executive officer of the Fund owned any separate account units attributable to more than one percent of the assets of JP World.

Legal Matters

Certain legal matters concerning the issuance of shares of LVIP Growth will be passed upon by Dechert, LLP.

Additional Information

JP World and LVIP Growth are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the SEC's Regional Offices. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

Other Business

To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the Special Meeting of the shareholders. However, if other matters do properly come before the meeting, the Insurance Companies intend to vote the JP World's shares in accordance with the judgment of the Fund's Board on such matters.

The Board of Directors of the Fund is recommending that you provide voting instructions to APPROVE the proposal.

Proposal 2:  To approve the Reorganization of the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio into the LVIP T. Rowe Price Growth Stock Fund, a series of the Lincoln Variable Insurance Products Trust

How do the Investment Objectives, Principal Investment Strategies and Risks of the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio (the "JP Strategic Growth Portfolio" or "JP Strategic Growth" or "Strategic Growth") and the LVIP T. Rowe Price Growth Stock Fund (the "Lincoln Growth Stock Fund" or "Lincoln Growth Stock" or "Growth Stock") compare?

The investment objective and principal investment strategies of JP Strategic Growth Portfolio and LVIP Growth Stock Fund (together, the "Portfolios") are identical. The following table summarizes the investment objective and principal investment strategies of the Portfolios.

JP Strategic Growth & LVIP Growth Stock

Investment Objective	To provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth of capital.

Principal Investment Strategies	Seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of a diversified group of growth companies. The Portfolio mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.

RISKS

Are the Risk Factors for the Portfolios Similar?

Yes. The main risk factors are identical due to the identical objectives and principal investment strategies of JP Strategic Growth and LVIP Growth Stock. The risks of LVIP Growth Stock are described in greater detail in the fund's prospectus.

What are the Primary Risks of Investing in Each of the Portfolios?

An investment in each portfolio is subject to certain risks. There is no assurance that investment performance of any fund will be positive or that the portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following are the primary risks associated with an investment in the Portfolios:

•  Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

•  Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign currency values could reduce gains or create losses.

•  Growth Stock Risk: Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Who Will be the Investment Adviser of My Portfolio After the Reorganization? What will the Management and Advisory Fees be After the Reorganization?

Management of the Portfolios

The overall management of JP Strategic Growth is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of LVIP Growth Stock will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is contemplated that upon consummation of the Reorganization, three of the Board members of the JP Strategic Growth Portfolio will serve as Independent Trustees of the Trust.

Adviser

JPIA is the adviser for the JP Strategic Growth Portfolio. JPIA will be the investment adviser for the LVIP Growth Stock Fund.

Sub-Adviser

T. Rowe Price Associates, Inc. (T. Rowe Price) currently serves as the Subadviser to the JP Strategic Growth Portfolio. On November 13, 2006, the Board of Trustees of the Trust approved a new Subadvisory Agreement between the Adviser and T. Rowe Price with respect to LVIP Growth Stock. The Subadvisory Agreement is not subject to approval by shareholders of LVIP Growth Stock and will become effective May 1, 2007.

Under the Subadvisory Agreement, T. Rowe Price will be subadviser of LVIP Growth Stock and will become responsible for the day-to-day management of Growth

Stock's investment operations under the oversight of the Adviser and the Trust's Board of Trustees.

Facts about T. Rowe Price Associates, Inc.:

•  registered investment adviser and Maryland corporation

•  located at 100 East Pratt Street, Baltimore, Maryland 21202

•  founded in 1937, provides investment advisory services to individual and institutional investor accounts

•  wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company

•  net assets of approximately $269 billion under management as of December 31, 2005

Management Fees

LVIP Growth Stock will pay the Adviser a monthly investment advisory fee at the annual rate of 0.80% of the fund's average daily net assets up to $50 million, 0.75% for the next $50 million, 0.70% for the next $150 million, 0.65% for the next $250 million, and 0.60% of such assets over $500 million.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser will be paid by the Adviser for providing subadvisory services to LVIP Growth Stock at the annual rate of .40% of the fund's average daily net assets up to $250 million, 0.375% for the next $250 million, and 0.35% of such assets over $500 million. LVIP Growth Stock does not pay a fee to the Subadviser.

How Do the Portfolios' Fees and Expenses Compare?

JP Strategic Growth offers one undesignated class of shares. Upon commencement of operations, Growth Stock Fund will offer two classes of shares (Standard Class and Service Class). Only the LVIP Growth Stock Fund's Standard Class shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP Growth Stock Standard Class (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JP Strategic Growth set forth in the following tables and in the examples are based on the expenses for JP Strategic Growth for the year ended December 31, 2005. LVIP Growth Stock is newly organized and has not commenced operations to date. The amounts for Standard Class shares of LVIP Growth Stock (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Growth Stock would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSE AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSE HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	JP Strategic Growth	LVIP Growth Stock Standard Class (Pro Forma)(2)
Management Fees(1)	0.78%	0.78%
Distribution and 12b-1 Fees	N/A	N/A
Other Expenses	0.09%	0.15%
Total Annual Portfolio Operating Expenses	0.87%	0.93%

(1) The expense information has been restated to reflect the management fee which was reduced effective May 1, 2005.

(2) Expense Limitation Agreement JPIAC has entered into an Expense Limitation Agreement with the Lincoln Trust on behalf of LVIP Growth Stock. Pursuant to that Agreement, JPIAC has contractually agreed to reimburse the LVIP Growth Stock's Standard Class to the extent that the Total Annual Fund Operating Expenses for the Fund exceed 0.88% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIAC provides written notice of termination to the Fund. Termination of the Agreement will be subject to the review and approval by the LVIP Board of Trustees.

Expense Examples

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JP Strategic Growth versus LVIP Growth Stock (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Examples of Portfolio Expenses (as of 12/31/05)

JP Strategic Growth

One Year	Three Years	Five Years	Ten Years
$89	$278	$482	$1,073

LVIP Growth Stock Standard Class (Pro Forma)(1)

One Year	Three Years	Five Years	Ten Years
$95	$296	$515	$1,143

(1) JPIAC has agreed to reimburse the LVIP Growth Stock Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.88% of the Portfolio's average daily net assets. This arrangement may be discontinued after April 30, 2008, subject to Board review and approval. Actual net expenses, based on the assumptions described above, would be $90, $291, $510, and $1,138 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

How do the Portfolios' Performance Records Compare?

The following charts show how JP Strategic Growth has performed in the past. LVIP Growth Stock is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

LVIP Growth Stock has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, LVIP Growth Stock, as the successor to JP Strategic Growth, will assume and publish the investment performance record of JP Strategic Growth.

Year-by-Year Total Return

The table below illustrates the risks of investing in JP Strategic Growth by showing how its return has varied from year to year. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Total return amounts are based on the inception date of each portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JP Strategic Growth

Best Quarter: 4th quarter, 1999 +55.83%  Worst Quarter: 3rd quarter, 2001 -28.13%

Average Annual Total Return

The next table illustrates the risks of investing by comparing the average annual total return of the shares of JP Strategic Growth for the past one year, five years, ten years and since inception (through December 31, 2005) to those of a broad-based index. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

	1 Year Ended 12/31/05	5 Years Ended 12/31/05	10 Years Ended 12/31/05	Since Inception 5/1/95
JP Strategic Growth	6.29%	-7.97%	5.95%	8.42%
Russell 1000® Growth Index	5.26%	-3.58%	6.73%	8.34%

The Russell 1000® Growth Index is a unmanaged style specific index.

For a detailed discussion of the manner of calculating total return, please see JP Strategic Growth's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about JP Strategic Growth is also contained in management's discussion of JP Strategic Growth's performance, which appears in the most recent Annual Report of JP Strategic Growth.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.

At a regular meeting held on November 6, 2006, all of the Directors of JP Strategic Growth Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of JP Strategic Growth and that the interests of existing shareholders of JP Strategic Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the JP Strategic Growth Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the JP Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JP Strategic Growth into LVIP Growth Stock, the Board considered the following factors:

•  the investment adviser (JPIAC) and subadviser (T. Rowe Price) to JP Strategic Growth will remain the same after the Reorganization

•  the investment objective, principal investment strategies and main risks of LVIP Growth Stock will be identical to that of JP Strategic Growth

•  enhanced distribution reach of LVIP Growth Stock may afford the shareholders of JP Strategic Growth the potential for greater economies of scale and potentially lower fees in the future

•  while expenses in LVIP Growth Stock are higher than JP Strategic Growth, JPIAC has contractually agreed to reimburse JP Strategic Growth for a minimum of one year to the extent that the total expenses for Growth Stock exceed 0.88% of average daily net assets

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP Strategic Growth concluded that the Reorganization would be in the best interests of the JP Strategic Growth Portfolio and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JP Strategic Growth for approval.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the LVIP Growth Stock Fund.

Agreements and Plans of Reorganization

Under the Plan of Reorganization (the form of which is attached hereto as Exhibit A), after the close of business on April 27, 2007 (the "Effective Date"), the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the Acquired Fund will cease to exist. On the Effective Date, holders of shares of each Acquired Fund shall become holders of shares of such stock representing interests in the Acquiring Fund. The number of full and fractional Acquiring Fund shares to be issued will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the Effective Date. The Plan provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, shall be paid by Lincoln National Life Insurance Company.

Distribution of Shares

All funds of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level.

The Trust has entered into fund participation agreements with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, "Lincoln"). The funds of the Trust may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln. The Trust may also offer shares to separate accounts of other insurers if approved by the Board of Trustees of the Trust. The offering of Lincoln Fund's shares is continuous.

Growth Stock is currently authorized to issue two classes of shares: Standard Class and Service Class. JP Strategic Growth currently offers only one undesignated class of shares.

In the proposed Reorganization, shareholders of JP Strategic Growth will receive Standard Class shares of Growth Stock. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of Growth Stock.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which Growth Stock serves as an investment vehicle.

GENERAL INFORMATION

What is the share ownership of JP Strategic Growth?

The number of shares JP Strategic Growth had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct the Insurance Companies, as appropriate, on the manner in which to vote the JP Strategic Growth shares attributable to their variable annuity contract or variable life insurance policy at the Fund's Special Meeting.

To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JP Strategic Growth. To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of JP Strategic Growth's outstanding shares. On December 15, 2006, no director or executive officer of the Fund owned any separate account units attributable to more than one percent of the assets of JP Strategic Growth.

Legal Matters

Certain legal matters concerning the issuance of shares of LVIP Growth Stock Fund will be passed upon by Dechert, LLP.

Additional Information

JP Strategic Growth and LVIP Growth Stock are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the SEC's Regional Offices. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

Other Business

To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the Special Meeting of the shareholders. However, if other matters do properly come before the meeting, the Insurance Companies intend to vote the JP Strategic Growth's shares in accordance with the judgment of the Fund's Board on such matters.

The Board of Directors of the Fund is recommending that you provide voting instructions to APPROVE the proposal.

Proposal 3:  To approve the Reorganization of the Jefferson Pilot Variable Fund, Inc. Small-Cap Value Portfolio into the LVIP Value Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust

How do the Investment Objectives, Principal Investment Strategies and Risks of the Jefferson Pilot Variable Fund, Inc. Small-Cap Value Portfolio (the "JP Small-Cap Value Portfolio" or "JP Small-Cap Value" OR "JP Small-Cap") and the LVIP Value Opportunities Fund (the "LVIP Value Opportunities" or "Value Opportunities") compare?

The investment objective and principal investment strategies of JP Small-Cap Value Portfolio and LVIP Value Opportunities Fund (together, the "Portfolios") are identical. The following table summarizes the investment objective and principal investment strategies of the Portfolios.

JP Small-Cap Value & LVIP Value Opportunities

Investment Objective	Long-term capital appreciation by investing in securities of small-cap companies

Principal Investment Strategies	Under normal circumstances, will invest at least 80% of its net assets in common stocks of small-cap companies. Small-Cap companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000® index. The Portfolio focuses on securities that the Subadviser believes are undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios.

RISKS

Are the Risk Factors for the Portfolios Similar?

Yes. The main risk factors are identical due to the identical objectives and principal investment strategies of JP Small-Cap Value and LVIP Value Opportunities. The risks of the Portfolios are described in greater detail in the fund's prospectus.

What are the Primary Risks of Investing in Each of the Portfolios?

An investment in each portfolio is subject to certain risks. There is no assurance that investment performance of any fund will be positive or that the portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following are the primary risks associated with an investment in the Portfolios:

•  Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

•  Small Company Risk: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

•  Value Stocks: Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

•  Liquidity: Many smaller company stocks trade less frequently and in smaller volume than stocks of mid-cap or large-cap companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

Who Will be the Investment Adviser of My Portfolio After the Reorganization? What will the Management and Advisory Fees be After the Reorganization?

Management of the Portfolios

The overall management of JP Small-Cap Value is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of LVIP Value Opportunities will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is contemplated that upon consummation of the Reorganization, three of the Board members of the JP Small-Cap Value Portfolio will serve as Independent Trustees of the Trust.

Adviser

JPIA is the adviser for the JP Small-Cap Value Portfolio. JPIA will be the investment adviser for the LVIP Value Opportunities Fund.

Sub-Adviser

Dalton, Greiner, Hartman, Maher & Co. (Dalton Greiner) currently serves as the Subadviser to the JP Small-Cap Value Portfolio. On November 13, 2006, the Board of Trustees of the Trust approved a new Subadvisory Agreement between the Adviser and Dalton, Greiner, Hartman, Maher & Co. (Dalton Greiner) with respect to LVIP Value Opportunities. The Subadvisory Agreement is not subject to approval by shareholders of LVIP Value Opportunities and will become effective May 1, 2007.

Under the Subadvisory Agreement, Dalton Greiner will be subadviser of LVIP Value Opportunities and will become responsible for the day-to-day management of LVIP Value Opportunities' investment operations under the oversight of the Adviser and the Trust's Board of Trustees.

Facts about Dalton, Greiner, Hartman, Maher & Co. :

•  registered investment adviser and partnership

•  located at 565 Fifth Avenue, Suite 2101, New York, New York 10017

•  organized in 1982 as Dillon Read Capital, the money management subsidiary of the investment bank Dillon Read

•  currently 80% owned by Boston Private Holdings, Inc., a bank holding company (the remaining 20% interest is held by 12 Dalton Greiner employees)

•  net assets of approximately $3.4 billion under management of as of December 31, 2005

Management Fees

LVIP Value Opportunities will pay the Adviser a monthly investment advisory fee at the annual rate of 1.05% of the fund's average daily net assets up to $60 million, 0.75% for the next $90 million, and 0.65% of such assets over $150 million.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser will be paid by the Adviser for providing subadvisory services to LVIP Value Opportunities at the annual rate of 0.75% of the fund's average daily net assets up to $60 million, 0.50% for the next $90 million, and 0.40% of such assets over $150 million. The LVIP Value Opportunities does not pay a fee to the Subadviser.

How Do the Portfolios' Fees and Expenses Compare?

JP Small-Cap Value offers one undesignated class of shares. Upon commencement of operations, LVIP Value Opportunities will offer two classes of shares (Standard Class and Service Class). Only the LVIP Value Opportunities Fund's Standard Class shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP Value Opportunities Standard Class (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JP Small-Cap Value set forth in the following tables and in the examples are based on the expenses for JP Small-Cap Value for the year ended December 31, 2005. LVIP Value Opportunities is newly organized and has not commenced operations to date.

The amounts for Standard Class shares of LVIP Value Opportunities (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Value Opportunities would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSE AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSE HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	JP Small-Cap Value	LVIP Value Opportunities Standard Class (Pro Forma)(2)
Management Fees(1)	1.24%	1.24%
Distribution and 12b-1 Fees	N/A	N/A
Other Expenses	0.09%	0.15%
Total Annual Portfolio Operating Expenses	1.33%	1.39%

(1) The expense data has been restated to reflect the management fee which was reduced effective May 1, 2005.

(2) Expense Limitation Agreement JPIAC has entered into an Expense Limitation Agreement with the Lincoln Trust on behalf of LVIP Value Opportunities. Pursuant to that Agreement, JPIAC has contractually agreed to reimburse the LVIP Value Opportunities' Standard Class to the extent that the Total Annual Fund Operating Expenses for the Fund exceed 1.34% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIAC provides written notice of termination to the Fund. Termination of the Agreement will be subject to the review and approval by the LVIP Board of Trustees.

Expense Examples

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JP Small-Cap Value versus LVIP Value Opportunities Standard Class (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Examples of Portfolio Expenses (as of 12/31/05)

JP Small-Cap Value

One Year	Three Years	Five Years	Ten Years
$135	$421	$729	$1,601

LVIP Value Opportunities Standard Class (Pro Forma)(1)

One Year	Three Years	Five Years	Ten Years
$142	$440	$761	$1,669

(1) Pursuant to the Expense Limitation Agreement described above, JPIAC has agreed to reimburse the LVIP Value Opportunities Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 1.34% of the Portfolio's average daily net assets. This arrangement may be discontinued after April 30, 2008, subject to Board review and approval. Actual net expenses, based on the assumptions described above, would be $136, $435, $756 and $1,664 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

How do the Portfolios' Performance Records Compare?

The following charts show how JP Small-Cap Value has performed in the past. LVIP Value Opportunities is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

LVIP Value Opportunities has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, LVIP Value Opportunities, as the successor to JP Small-Cap Value, will assume and publish the investment performance record of JP Small-Cap Value.

Year-by-Year Total Return

The table below illustrates the risks of investing in JP Small-Cap Value by showing how its return has varied from year to year. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Total return amounts are based on the inception date of each portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JP Small-Cap Value

Best Quarter: 4th quarter, 2001 +15.94%  Worst Quarter: 3rd quarter, 2002 -16.25%

Average Annual Total Return

The next table illustrates the risks of investing by comparing the average annual total return of the shares of JP Small-Cap Value for the past year and since inception (through December 31, 2005) to those of a broad-based index. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

	1 Year Ended 12/31/05	Since Inception 5/1/01
JP Small-Cap Value	5.10%	11.51%
Russell 2000 Value Index	4.71%	13.23%

The Russell 2000 Value Index is a broad-based style specific index.

For a detailed discussion of the manner of calculating total return, please see JP Small-Cap Value's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about JP Small-Cap Value is also contained in management's discussion of JP Small-Cap Value's performance, which appears in the most recent Annual Report of JP Small-Cap Value.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.

At a regular meeting held on November 6, 2006, all of the Directors of JP Small-Cap Value Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of JP Small-Cap Value and that the interests of existing shareholders of JP Small-Cap Value will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the JP Small-Cap Value Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the JP Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JP Small-Cap Value into LVIP Value Opportunities, the Board considered the following factors:

•  the investment adviser (JPIAC) and subadviser (Dalton Greiner) to JP Small-Cap Value will remain the same after the Reorganization

•  the investment objective, principal investment strategies and main risks of LVIP Value Opportunities will be identical to that of JP Small-Cap Value

•  enhanced distribution reach of LVIP Value Opportunities may afford the shareholders of JP Small-Cap Value the potential for greater economies of scale and potentially lower fees in the future

•  while expenses in LVIP Value Opportunities are currently higher than JP Small-Cap Value, JPIAC has contractually agreed to reimburse LVIP Value Opportunities for a minimum of one year to the extent that the total expenses for LVIP Value Opportunities exceed 1.34% of average daily net assets

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP Small-Cap Value concluded that the Reorganization would be in the best interests of the JP Small-Cap Value Portfolio and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JP Small-Cap Value for approval.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the LVIP Value Opportunities.

Agreements and Plans of Reorganization

Under the Plan of Reorganization (the form of which is attached hereto as Exhibit A), after the close of business on April 27, 2007 (the "Effective Date"), the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the Acquired Fund will cease to exist. On the Effective Date, holders of shares of each Acquired Fund shall become holders of shares of such stock representing interests in the Acquiring Fund. The number of full and fractional Acquiring Fund shares to be issued will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the Effective Date. The Plan provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, shall be paid by Lincoln National Life Insurance Company.

Distribution of Shares

All funds of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level.

The Trust has entered into fund participation agreements with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, "Lincoln"). The funds of the Trust may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln. The Trust may also offer shares to separate accounts of other insurers if approved by the Board of Trustees of the Trust. The offering of Lincoln Fund's shares is continuous.

LVIP Value Opportunities is currently authorized to issue two classes of shares: Standard Class and Service Class. JP Small-Cap Value currently offers only one undesignated class of shares.

In the proposed Reorganization, shareholders of JP Small-Cap Value will receive Standard Class shares of LVIP Value Opportunities. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of LVIP Value Opportunities.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP Value Opportunities serves as an investment vehicle.

GENERAL INFORMATION

What is the share ownership of JP Small-Cap Value?

The number of shares JP Small-Cap Value had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct the Insurance Companies, as appropriate, on the manner in which to vote the JP Small-Cap Value shares attributable to their variable annuity contract or variable life insurance policy at the Fund's Special Meeting.

To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JP Small-Cap Value. To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of JP Small-Cap Value's outstanding shares. On December 15, 2006, no director or executive officer of the Fund owned any separate account units attributable to more than one percent of the assets of JP Small-Cap Value.

Legal Matters

Certain legal matters concerning the issuance of shares of LVIP Value Opportunities Fund will be passed upon by Dechert, LLP.

Additional Information

JP Small-Cap Value and LVIP Value Opportunities are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the SEC's Regional Offices. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

Other Business

To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the Special Meeting of the shareholders. However, if other matters do properly come before the meeting, the Insurance Companies intend to vote the JP Small-Cap Value's shares in accordance with the judgment of the Fund's Board on such matters.

The Board of Directors of the Fund is recommending that you provide voting instructions to APPROVE the proposal.

Proposal 4:  To approve the Reorganization of the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio into the LVIP Marsico International Growth Fund, a series of the Lincoln Variable Insurance Products Trust

How do the Investment Objectives, Principal Investment Strategies and Risks of the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio (the "JP International Equity Portfolio" or "JP International Equity" OR "JP International") and the LVIP Marsico International Growth Fund (the "LVIP International Growth Fund" or "LVIP International Growth" or "LVIP International") compare?

The investment objective and principal investment strategies of JP International Equity Portfolio and Lincoln International Growth Fund (together, the "Portfolios") are identical. The following table summarizes the investment objective and principal investment strategies of the Portfolios.

JP International & LVIP International

Investment Objective	Long-term capital appreciation.

Principal Investment Strategies	Seeks to achieve its investment objective by investing at least 80% of its net assets in equity and equity-related securities (including Depository Receipts) of companies from at least three countries located outside the United States. Some issuers or securities in the Portfolio may be based in or economically tied to the United States.

While LVIP International will have a policy to invest at least 80% of its net assets in equity and equity-related securities, LVIP International will not be subject to the 60-day shareholder notice requirement under the Investment Company Name rule. (This rule provides that when a fund has a name suggesting a certain investment policy, a 60-day notice is required prior to any change to that policy.)

RISKS

Are the Risk Factors for the Portfolios Similar?

Yes. The main risk factors are identical due to the identical objectives and principal investment strategies of JP International and LVIP International. The risks of the Portfolios are described in greater detail in the fund's prospectus.

What are the Primary Risks of Investing in Each of the Portfolios?

An investment in each portfolio is subject to certain risks. There is no assurance that investment performance of any fund will be positive or that the portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following are the primary risks associated with an investment in the Portfolios:

•  Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

•  Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Changes in currency exchange rates could reduce gains or create losses. All of the risks of investing in foreign securities are heightened when investing in emerging market countries.

•  Emerging Growth Risk: The Portfolio may invest in some companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

•  Active Trading: The Portfolio's active trading approach will increase trading costs, which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.

Who Will be the Investment Adviser of My Portfolio After the Reorganization? What will the Management and Advisory Fees be After the Reorganization?

Management of the Portfolios

The overall management of JP International is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of LVIP International will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is

contemplated that upon consummation of the Reorganization, three of the Board members of the JP International Portfolio will serve as Independent Trustees of the Trust.

Adviser

JPIA is the adviser for the JP International Portfolio. JPIA will be the investment adviser for the LVIP International Growth Fund.

Sub-Adviser

Marsico Capital Management, LLC (Marsico) currently serves as the Subadviser to the JP International Portfolio. On November 13, 2006, the Board of Trustees of the Trust approved a Subadvisory Agreement between the Adviser and Marsico Capital Management, LLC (Marsico) with respect to LVIP International. The Subadvisory Agreement is not subject to approval by shareholders of LVIP International and will become effective May 1, 2007. Prior to that effective date, Marsico will serve as the subadviser to JP International.

Under the Subadvisory Agreement, Marsico will be subadviser of LVIP International and will become responsible for the day-to-day management of LVIP International's investment operations under the oversight of the Adviser and the Trust's Board of Trustees.

Facts about Marsico Capital Management, LLC:

•  registered investment adviser and a Delaware Limited Liability Company

•  located at 1200 17th Street, Suite 1600, Denver, Colorado 80202

•  formed in 1997, and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001

•  provides investment management services to other mutual funds and private accounts

•  net assets of approximately $63 billion as of December 31, 2005

Management Fees

International will pay the Adviser a monthly investment advisory fee at the annual rate of 1.00% of the fund's average daily net assets up to $50 million, 0.95% for the next $50 million, 0.90% for the next $50 million, 0.85% for the next $100 million and 0.80% of such assets over $250 million.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser will be paid by the Adviser for providing subadvisory services to International at the annual rate of

.50% of the fund's average daily net assets. The LVIP International does not pay a fee to the Subadviser.

How Do the Portfolios' Fees and Expenses Compare?

JP International offers one undesignated class of shares. Upon commencement of operations, LVIP International will offer two classes of shares (Standard Class and Service Class). Only the LVIP International Fund's Standard Class shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP International Standard Class (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JP International set forth in the following tables and in the examples are based on the expenses for JP International for the year ended December 31, 2005. LVIP International is newly organized and has not commenced operations to date. The amounts for Standard Class shares of LVIP International (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP International would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSE AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSE HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	JP International	LVIP International Standard Class (Pro Forma)
Management Fees	1.00%	1.00%
Distribution and 12b-1 Fees	N/A	N/A
Other Expenses	0.22%	0.29%
Total Annual Portfolio Operating Expenses	1.22%	1.29%

(1) Expense Limitation Agreement JPIAC has entered into an Expense Limitation Agreement with the Lincoln Trust on behalf of LVIP International. Pursuant to that Agreement, JPIAC has contractually agreed to reimburse the LVIP International's Standard Class to the extent that the Total Annual Fund Operating Expenses for the Fund exceed 1.12% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIAC provides written notice of termination to the Fund. Termination of the Agreement will be subject to the review and approval by the LVIP Board of Trustees.

Expense Examples

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JP International versus International (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Examples of Portfolio Expenses (as of 12/31/05)

JP International

One Year	Three Years	Five Years	Ten Years
$124	$387	$670	$1,477

LVIP International Standard Class (Pro Forma)(1)

One Year	Three Years	Five Years	Ten Years
$131	$409	$708	$1,556

(1) JPIAC has agreed to reimburse the LVIP International Equity Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 1.12% of the Portfolio's average daily net assets. This arrangement may be discontinued after April 30, 2008, subject to Board review and approval. Actual net expenses, based on the assumptions described above, would be $114, $392, $691 and $1,542 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

How do the Portfolios' Performance Records Compare?

The following charts show how JP International has performed in the past. LVIP International is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

LVIP International has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the

Reorganization, LVIP International, as the successor to JP International, will assume and publish the investment performance record of JP International.

Year-by-Year Total Return

The table below illustrates the risks of investing in JP International by showing how its return has varied from year to year. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Total return amounts are based on the inception date of each portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JP International

Best Quarter: 4th quarter, 1998 +20.42%  Worst Quarter: 3rd quarter, 2001 -21.82%

Average Annual Total Return

The next table illustrates the risks of investing by comparing the average annual total return of the shares of JP International for the past one year, five years and since inception (through December 31, 2005) to those of a broad-based index. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

	1 Year Ended 12/31/05	5 Years Ended 12/31/05	Since Inception 1/1/98
JP International	19.46%	1.78%	3.76%
MSCI EAFE Index	13.54%	4.55%	5.66%

The MSCI EAFE Index is a broad-based unmanaged index.

For a detailed discussion of the manner of calculating total return, please see JP International's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about JP International is also contained in management's discussion of JP International's performance, which appears in the most recent Annual Report of JP International.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.

At a regular meeting held on November 6, 2006, all of the Directors of JP International Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of JP International and that the interests of existing shareholders of JP International will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the JP International Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the JP Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JP International into LVIP International, the Board considered the following factors:

•  the investment adviser (JPIAC) and subadviser (Marsico) to JP International will remain the same after the Reorganization

•  the investment objective, principal investment strategies and main risks of LVIP International will be identical to that of JP International

•  enhanced distribution reach of LVIP International may afford the shareholders of JP International the potential for greater economies of scale and potentially lower fees in the future

•  while expenses in LVIP International are currently higher than JP International, JPIAC has contractually agreed to reimburse JP International for a minimum of one year to the extent that the total expenses for Lincoln International exceed 1.12% of average daily net assets

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP International concluded that the Reorganization would be in the best interests of the JP International Portfolio and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JP International for approval.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the Lincoln International.

Agreements and Plans of Reorganization

Under the Plan of Reorganization (the form of which is attached hereto as Exhibit A), after the close of business on April 27, 2007 (the "Effective Date"), the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the Acquired Fund will cease to exist. On the Effective Date, holders of shares of each Acquired Fund shall become holders of shares of such stock representing interests in the Acquiring Fund. The number of full and fractional Acquiring Fund shares to be issued will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the Effective Date. The Plan provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, shall be paid by Lincoln National Life Insurance Company.

Distribution of Shares

All funds of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level.

The Trust has entered into fund participation agreements with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, "Lincoln"). The funds of the Trust may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln. The Trust may also offer shares to separate accounts of other insurers if approved by the Board of Trustees of the Trust. The offering of Lincoln Fund's shares is continuous.

LVIP International is currently authorized to issue two classes of shares: Standard Class and Service Class. JP International currently offers only one undesignated class of shares.

In the proposed Reorganization, shareholders of JP International will receive Standard Class shares of LVIP International. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of Lincoln International.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP International serves as an investment vehicle.

GENERAL INFORMATION

What is the share ownership of JP International?

The number of shares JP International had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct the Insurance Companies, as appropriate, on the manner in which to vote the JP International shares attributable to their variable annuity contract or variable life insurance policy at the Fund's Special Meeting.

To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JP International. To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of JP International's outstanding shares. On December 15, 2006, no director or executive officer of the Fund owned any separate account units attributable to more than one percent of the assets of JP International.

Legal Matters

Certain legal matters concerning the issuance of shares of LVIP International Fund will be passed upon by Dechert, LLP.

Additional Information

JP International and LVIP International are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the SEC's Regional Offices. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

The following additional information supplements information about the Lincoln International contained elsewhere in the Prospectus/Proxy Statement.

Other Business

To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the Special Meeting of the shareholders. However, if other matters do properly come before the meeting, the Insurance Companies intend to vote the JP International's shares in accordance with the judgment of the Fund's Board on such matters.

The Board of Directors of the Fund is recommending that you provide voting instructions to APPROVE the proposal.

Proposal 5:  To approve the Reorganization of the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio into the LVIP Capital Growth Fund, a series of the Lincoln Variable Insurance Products Trust

How do the Investment Objectives, Principal Investment Strategies and Risks of the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio (the "JP Capital Growth Portfolio" or "JP Capital Growth" OR "JP Growth") and the LVIP Capital Growth Fund (the "LVIP Capital Growth Fund" or "Capital Growth Fund") compare?

The investment objective and principal investment strategies of JP Capital Growth Portfolio and LVIP Capital Growth Fund (together, the "Portfolios") are identical. The following table summarizes the investment objective and principal investment strategies of the Portfolios.

JP Capital Growth & LVIP Capital Growth

Investment Objective	to seek capital growth

Principal Investment Strategies	Invests primarily in equity securities of large U.S. companies. The equity securities in which the Portfolio may invest include common stock, convertible securities, rights, warrants and exchange-traded funds.

RISKS

Are the Risk Factors for the Portfolios Similar?

Yes. The main risk factors are identical due to the identical objectives and principal investment strategies of JP Capital Growth and LVIP Capital Growth. The risks of the Portfolios are described in greater detail in the fund's prospectus.

What are the Primary Risks of Investing in Each of the Portfolios?

An investment in each portfolio is subject to certain risks. There is no assurance that investment performance of any fund will be positive or that the portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following are the primary risks associated with an investment in the Portfolios:

•  Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

•  Growth Stocks: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

•  Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Changes in currency exchange rates could reduce gains or create losses.

Who Will be the Investment Adviser of My Portfolio After the Reorganization? What will the Management and Advisory Fees be After the Reorganization?

Management of the Portfolios

The overall management of JP Capital Growth is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of LVIP Capital Growth will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is contemplated that upon consummation of the Reorganization, three of the Board members of the JP Capital Growth Portfolio will serve as Independent Trustees of the Trust.

Adviser

JPIA is the adviser for the JP Capital Growth Portfolio. JPIA will be the investment adviser for the LVIP Capital Growth Fund.

Sub-Adviser

Wellington Management Company, LLP (Wellington) currently serves as the Subadviser to the JP Capital Growth Portfolio. On November 13, 2006, the Board of Trustees of the Trust approved a new Subadvisory Agreement between the Adviser and Wellington Management Company, LLP (Wellington) with respect to LVIP Capital Growth. The Subadvisory Agreement is not subject to approval by shareholders of LVIP Capital Growth and will become effective May 1, 2007.

Under the Subadvisory Agreement, Wellington will be subadviser of LVIP Capital Growth and will become responsible for the day-to-day management of LVIP Capital Growth's investment operations under the oversight of the Adviser and the Trust's Board of Trustees.

Facts about Wellington Management Company, LLP:

•  registered investment adviser and Massachusetts limited liability partnership

•  located at 75 State Street, Boston, Massachusetts 02109

•  one of America's oldest and largest independent investment counseling firms

•  net assets of approximately $521 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions

Management Fees

LVIP Capital Growth will pay the Adviser a monthly investment advisory fee at the annual rate of 0.75% of the fund's average daily net assets up to $100 million, 0.70% for the next $150 million, 0.65% for the next $750 million and 0.60% of such assets over $1 billion.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser will be paid by the Adviser for providing subadvisory services to LVIP Capital Growth at the annual rate of .45% of the fund's average daily net assets up to $100 million, and 0.40% of such assets over $100 million. The LVIP Capital Growth does not pay a fee to the Subadviser.

How Do the Portfolios' Fees and Expenses Compare?

JP Capital Growth offers one undesignated class of shares. Upon commencement of operations, LVIP Capital Growth will offer two classes of shares (Standard Class and Service Class). Only the LVIP Capital Growth Fund's Standard Class shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP Capital Growth Standard Class (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JP Capital Growth set forth in the following tables and in the examples are based on the expenses for JP Capital Growth for the year ended December 31, 2005. LVIP Capital Growth is newly organized and has not commenced operations to date. The amounts for Standard Class shares of LVIP Capital Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Capital Growth would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSE AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSE HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	JP Capital Growth	LVIP Capital Growth Standard Class (Pro Forma)(1)
Management Fees	0.73%	0.73%
Distribution and 12b-1 Fees	N/A	N/A
Other Expenses	0.07%	0.11%
Total Annual Portfolio Operating Expenses	0.80%	0.84%

(1) Expense Limitation Agreement JPIAC has entered into an Expense Limitation Agreement with the Lincoln Trust on behalf of LVIP Capital Growth. Pursuant to that Agreement, JPIAC has contractually agreed to reimburse the LVIP Capital Growth's Standard Class to the extent that the Total Annual Fund Operating Expenses for the Fund exceed 0.81% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIAC provides written notice of termination to the Fund. Termination of the Agreement will be subject to the review and approval by the LVIP Board of Trustees.

Expense Examples

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JP Capital Growth versus LVIP Capital Growth Standard Class (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Examples of Portfolio Expenses (as of 12/31/05)

JP Capital Growth

One Year	Three Years	Five Years	Ten Years
$82	$255	$444	$990

LVIP Capital Growth Standard Class (Pro Forma)(1)

One Year	Three Years	Five Years	Ten Years
$86	$268	$466	$1,037

(1) JPIAC has agreed to reimburse the LVIP Growth Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.81% of the Portfolio's average daily net assets. This arrangement may be discontinued after April 30, 2008, subject to Board review and approval. Actual net expenses, based on the assumptions described above, would be $83, $265, $463 and $1,034 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

How do the Portfolios' Performance Records Compare?

The following charts show how JP Capital Growth has performed in the past. LVIP Growth is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

LVIP Capital Growth has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, LVIP Capital Growth, as the successor to JP Capital Growth, will assume and publish the investment performance record of JP Capital Growth.

Year-by-Year Total Return

The table below illustrates the risks of investing in JP Capital Growth by showing how its return has varied from year to year. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Total return amounts are based on the inception date of each portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JP Capital Growth

Best Quarter: 4th quarter, 1999 +30.98%  Worst Quarter: 3rd quarter, 2001 -26.15%

Average Annual Total Return

The next table illustrates the risks of investing by comparing the average annual total return of the shares of JP Capital Growth for the past one year, five years, ten years and since inception (through December 31, 2005) to those of a broad-based index. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

	1 Year Ended 12/31/05	5 Years Ended 12/31/05	10 Years Ended 12/31/05	Since Inception 5/1/92
JP Capital Growth	4.77%	-5.57%	8.15%	11.39%
Russell 1000 Growth Index	5.26%	-3.58%	6.73%	8.53%

The Russell 1000 Growth Index is an unmanaged style specific index.

For a detailed discussion of the manner of calculating total return, please see JP Capital Growth's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about JP Capital Growth is also contained in management's discussion of JP Capital Growth's performance, which appears in the most recent Annual Report of JP Capital Growth.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.

At a regular meeting held on November 6, 2006, all of the Directors of JP Capital Growth Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of JP Capital Growth and that the interests of existing shareholders of JP Capital Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the JP Capital Growth Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the JP Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JP Capital Growth into LVIP Growth, the Board considered the following factors:

•  the investment adviser (JPIAC) and subadviser (Wellington) to JP Capital Growth will remain the same after the Reorganization

•  the investment objective, principal investment strategies and main risks of LVIP Growth will be identical to that of JP Capital Growth

•  enhanced distribution reach of LVIP Growth may afford the shareholders of JP Capital Growth the potential for greater economies of scale and potentially lower fees in the future

•  while expenses in LVIP Growth are higher than JP Capital Growth, JPIAC has contractually agreed to reimburse JP Capital Growth for a minimum of one year to the extent that the total expenses for LVIP Growth exceed 0.81% of average daily net assets

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP Capital Growth concluded that the Reorganization would be in the best interests of the JP Capital Growth Portfolio and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JP Capital Growth for approval.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the Lincoln Capital Growth.

Agreements and Plans of Reorganization

Under the Plan of Reorganization (the form of which is attached hereto as Exhibit A), after the close of business on April 27, 2007 (the "Effective Date"), the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the Acquired Fund will cease to exist. On the Effective Date, holders of shares of each Acquired Fund shall become holders of shares of such stock representing interests in the Acquiring Fund. The number of full and fractional Acquiring Fund shares to be issued will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the Effective Date. The Plan provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, shall be paid by Lincoln National Life Insurance Company.

Distribution of Shares

All funds of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level.

The Trust has entered into fund participation agreements with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, "Lincoln"). The funds of the Trust may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln. The Trust may also offer shares to separate accounts of other insurers if approved by the Board of Trustees of the Trust. The offering of Lincoln Fund's shares is continuous.

LVIP Capital Growth is currently authorized to issue two classes of shares: Standard Class and Service Class. JP Capital Growth currently offers only one undesignated class of shares.

In the proposed Reorganization, shareholders of JP Capital Growth will receive Standard Class shares of LVIP Capital Growth. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of Lincoln Capital Growth.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP Capital Growth serves as an investment vehicle.

GENERAL INFORMATION

What is the share ownership of JP Capital Growth?

The number of shares JP Capital Growth had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct the Insurance Companies, as appropriate, on the manner in which to vote the JP Capital Growth shares attributable to their variable annuity contract or variable life insurance policy at the Fund's Special Meeting.

To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JP Capital Growth. To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of JP Capital Growth's outstanding shares. On December 15, 2006, no director or executive officer of the Fund owned any separate account units attributable to more than one percent of the assets of JP Capital Growth.

Legal Matters

Certain legal matters concerning the issuance of shares of LVIP Capital Growth Fund will be passed upon by Dechert, LLP.

Additional Information

JP Capital Growth and LVIP Capital Growth are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the SEC's Regional Offices. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

Other Business

To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the Special Meeting of the shareholders. However, if other matters do properly come before the meeting, the Insurance Companies intend to vote the JP Capital Growth's shares in accordance with the judgment of the Fund's Board on such matters.

The Board of Directors of the Fund is recommending that you provide voting instructions to APPROVE the proposal.

Proposal 6:  To approve the Reorganization of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio into the LVIP Mid-Cap Value Fund, a series of the Lincoln Variable Insurance Products Trust

How do the Investment Objectives, Principal Investment Strategies and Risks of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio (the "JP Mid-Cap Value Portfolio" or "JP Mid-Cap Value ") and the LVIP Mid-Cap Value Fund (the "Lincoln Mid-Cap Value Fund" or "Lincoln Mid-Cap Value") compare?

The investment objective and principal investment strategies of JP Mid-Cap Value Portfolio and LVIP Mid-Cap Value Fund (together, the "Portfolios") are identical. The following table summarizes the investment objective and principal investment strategies of the Portfolios.

JP Mid-Cap Value & LVIP Mid-Cap Value

Investment Objective	Long-term capital appreciation.

Principal Investment Strategies	Pursues its objective by investing mainly in midsize companies that exhibit traditional value characteristics. Under normal circumstances, at least 80% of net assets will be invested in stocks of mid-cap companies (market capitalization of less than $20 billion). A contrarian approach to stock selection is employed, favoring companies that appear misunderstood or overlooked in the marketplace.

RISKS

Are the Risk Factors for the Portfolios Similar?

Yes. The main risk factors are identical due to the identical objectives and principal investment strategies of JP Mid-Cap Value and LVIP Mid-Cap Value. The risks of the Portfolios are described in greater detail in the fund's prospectus.

What are the Primary Risks of Investing in Each of the Portfolios?

An investment in each portfolio is subject to certain risks. There is no assurance that investment performance of any fund will be positive or that the portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following are the primary risks associated with an investment in the Portfolios:

•  Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

•  Midsize Company Risk: Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

•  Value Stocks: Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

•  Liquidity: Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

•  Foreign Investments: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuations in foreign currency values could reduce gains or create losses.

Who Will be the Investment Adviser of My Portfolio After the Reorganization? What will the Management and Advisory Fees be After the Reorganization?

Management of the Portfolios

The overall management of JP Mid-Cap Value is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of LVIP Mid-Cap Value will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is

contemplated that upon consummation of the Reorganization, three of the Board members of the JP Mid-Cap Value Portfolio will serve as Independent Trustees of the Trust.

Adviser

JPIA is the adviser for the JP Mid-Cap Value Portfolio. JPIA will be the investment adviser for the LVIP Mid-Cap Value Growth Fund.

Sub-Adviser

Wellington Management Company, LLP (Wellington) currently serves as the Subadviser to the JP Mid-Cap Value Portfolio. On November 13, 2006, the Board of Trustees of the Trust approved a new Subadvisory Agreement between the Adviser and Wellington Management Company, LLP (Wellington) with respect to LVIP Mid-Cap Value. The Subadvisory Agreement is not subject to approval by shareholders of LVIP Mid-Cap Value and will become effective May 1, 2007.

Under the Subadvisory Agreement, Wellington will be subadviser of LVIP Mid-Cap Value and will become responsible for the day-to-day management of LVIP Mid-Cap Value's investment operations under the oversight of the Adviser and the Trust's Board of Trustees.

Facts about Wellington Management Company, LLP:

•  registered investment adviser and Massachusetts limited liability partnership

•  located at 75 State Street, Boston, Massachusetts 02109

•  one of America's oldest and largest independent investment counseling firms

•  net assets of approximately $521 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions

Management Fees

LVIP Mid-Cap Value will pay the Adviser a monthly investment advisory fee at the annual rate of 1.05% of the fund's average daily net assets up to $25 million, 0.95% for the next $25 million, 0.85% for the next $50 million, 0.75% for the next $150 million, and 0.70% of such assets over $250 million.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser will be paid by the Adviser for providing subadvisory services to LVIP Mid-Cap Value at the annual rate of 0.75% of the fund's average daily net assets up to $25 million, 0.65% for the next $25 million, 0.55% for the next $50 million and 0.45% of such assets over $100 million. The LVIP Mid-Cap Value does not pay a fee to the Subadviser.

How Do the Portfolios' Fees and Expenses Compare?

JP Mid-Cap Value offers one undesignated class of shares. Upon commencement of operations, LVIP Mid-Cap Value will offer two classes of shares (Standard Class and Service Class). Only the LVIP Mid-Cap Value Fund's Standard Class shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP Mid-Cap Value Standard Class (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JP Mid-Cap Value set forth in the following tables and in the examples are based on the expenses for JP Mid-Cap Value for the year ended December 31, 2005. LVIP Mid-Cap Value is newly organized and has not commenced operations to date. The amounts for Standard Class shares of LVIP Mid-Cap Value (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Mid-Cap Value would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSE AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSE HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	JP Mid-Cap Value	LVIP Mid-Cap Value Standard Class (Pro Forma)(2)
Management Fees(1)	1.00%	1.00%
Distribution and 12b-1 Fees	N/A	N/A
Other Expenses	0.11%	0.19%
Total Annual Portfolio Operating Expenses	1.11%	1.19%

(1) The expense data has been restated to reflect the management fee which was reduced effective May 1, 2005.

(2) Expense Limitation Agreement JPIAC has entered into an Expense Limitation Agreement with the Lincoln Trust on behalf of LVIP Mid-Cap Value. Pursuant to that Agreement, JPIAC has contractually agreed to reimburse the LVIP Mid-Cap Value's Standard Class to the extent that the Total Annual Fund Operating Expenses for the Fund exceed 1.11% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIAC provides written notice of termination to the Fund. Termination of the Agreement will be subject to the review and approval by the LVIP Board of Trustees.

Expense Examples

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JP Mid-Cap Value versus LVIP Mid-Cap Value (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Examples of Portfolio Expenses (as of 12/31/05)

JP Mid-Cap Value

One Year	Three Years	Five Years	Ten Years
$113	$353	$612	$1,352

LVIP Mid-Cap Value Standard Class (Pro Forma)(1)

One Year	Three Years	Five Years	Ten Years
$121	$378	$654	$1,443

(1) JPIAC has agreed to reimburse the LVIP Mid-Cap Value Growth Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 1.11% of the Portfolio's average daily net assets. This arrangement may be discontinued after April 30, 2008, subject to Board review and approval. Actual net expenses, based on the assumptions described above, would be $113, $353, $612, and $1,352 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

How do the Portfolios' Performance Records Compare?

The following charts show how JP Mid-Cap Value has performed in the past. LVIP Mid-Cap Value is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

LVIP Mid-Cap Value has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, LVIP Mid-Cap Value, as the successor to JP Mid-Cap Value, will assume and publish the investment performance record of JP Mid-Cap Value.

Year-by-Year Total Return

The table below illustrates the risks of investing in JP Mid-Cap Value by showing how its return has varied from year to year. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Total return amounts are based on the inception date of each portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JP Mid-Cap Value

Best Quarter: 4th quarter, 2001 +21.55%  Worst Quarter: 3rd quarter, 2002 -20.09%

Average Annual Total Return

The next table illustrates the risks of investing by comparing the average annual total return of the shares of JP Mid-Cap Value for the past one year and since inception (through December 31, 2005) to those of a broad-based index. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

	1 Year Ended 12/31/05	Since Inception 5/1/01
JP Mid-Cap Value	10.01%	10.03%
Russell 2500 Value Index	7.74%	13.57%

The Russell 2500 Value Index is a style specific index.

For a detailed discussion of the manner of calculating total return, please see JP Mid-Cap Value's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about JP Mid-Cap Value is also contained in management's discussion of JP Mid-Cap Value's performance, which appears in the most recent Annual Report of JP Mid-Cap Value.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.

At a regular meeting held on November 6, 2006, all of the Directors of JP Mid-Cap Value Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of JP Mid-Cap Value and that the interests of existing shareholders of JP Mid-Cap Value will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the JP Mid-Cap Value Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the JP Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JP Mid-Cap Value into LVIP Mid-Cap Value, the Board considered the following factors:

•  the investment adviser (JPIAC) and subadviser (Wellington) to JP Mid-Cap Value will remain the same after the Reorganization

•  the investment objective, principal investment strategies and main risks of LVIP Mid-Cap Value will be identical to that of JP Mid-Cap Value

•  enhanced distribution reach of LVIP Mid-Cap Value may afford the shareholders of JP Mid-Cap Value the potential for greater economies of scale and potentially lower fees in the future

•  while expenses in LVIP Mid-Cap Value are higher than JP Mid-Cap Value, JPIAC has contractually agreed to reimburse JP Mid-Cap Value for a minimum of one year to the extent that the total expenses for LVIP Mid-Cap Value exceed 1.11% of average daily net assets

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP Mid-Cap Value concluded that the Reorganization would be in the best interests of the JP Mid-Cap Value Portfolio and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JP Mid-Cap Value for approval.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the LVIP Mid-Cap Value.

Agreements and Plans of Reorganization

Under the Plan of Reorganization (the form of which is attached hereto as Exhibit A), after the close of business on April 27, 2007 (the "Effective Date"), the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the Acquired Fund will cease to exist. On the Effective Date, holders of shares of each Acquired Fund shall become holders of shares of such stock representing interests in the Acquiring Fund. The number of full and fractional Acquiring Fund shares to be issued will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the Effective Date. The Plan provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, shall be paid by Lincoln National Life Insurance Company.

Distribution of Shares

All funds of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level.

The Trust has entered into fund participation agreements with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, "Lincoln"). The funds of the Trust may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln. The Trust may also offer shares to separate accounts of other insurers if approved by the Board of Trustees of the Trust. The offering of Lincoln Fund's shares is continuous.

LVIP Mid-Cap Value is currently authorized to issue two classes of shares: Standard Class and Service Class. JP Mid-Cap Value currently offers only one undesignated class of shares.

In the proposed Reorganization, shareholders of JP Mid-Cap Value will receive Standard Class shares of LVIP Mid-Cap Value. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of LVIP Mid-Cap Value.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP Mid-Cap Value serves as an investment vehicle.

GENERAL INFORMATION

What is the share ownership of JP Mid-Cap Value?

The number of shares JP Mid-Cap Value had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct the Insurance Companies, as appropriate, on the manner in which to vote the JP Mid-Cap Value shares attributable to their variable annuity contract or variable life insurance policy at the Fund's Special Meeting.

To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JP Mid-Cap Value. To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of JP Mid-Cap Value's outstanding shares. On December 15, 2006, no director or executive officer of the Fund owned any separate account units attributable to more than one percent of the assets of JP Mid-Cap Value.

Legal Matters

Certain legal matters concerning the issuance of shares of LVIP Mid-Cap Value Fund will be passed upon by Dechert, LLP.

Additional Information

JP Mid-Cap Value and LVIP Mid-Cap Value are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the SEC's Regional Offices. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

Other Business

To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the Special Meeting of the shareholders. However, if other matters do properly come before the meeting, the Insurance Companies intend to vote the JP Mid-Cap Value's shares in accordance with the judgment of the Fund's Board on such matters.

The Board of Directors of the Fund is recommending that you provide voting instructions to APPROVE the proposal.

Proposal 7:  To approve the Reorganization of the Jefferson Pilot Variable Fund, Inc. Value Portfolio into the LVIP MFS Value Fund, a series of the Lincoln Variable Insurance Products Trust

How do the Investment Objectives, Principal Investment Strategies and Risks of the Jefferson Pilot Variable Fund, Inc. Value Portfolio (the "JP Value Portfolio" or "JP Value") and the Lincoln Variable Insurance Products Trust MFS Value Fund (the "Lincoln MFS Value Fund" or "Lincoln MFS Value") compare?

The investment objective and principal investment strategies of JP Value Portfolio and LVIP MFS Value Fund (together, the "Portfolios") are identical. The following table summarizes the investment objective and principal investment strategies of the Portfolios.

JP Value & LVIP MFS Value

Investment Objective	Long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.\

Principal Investment Strategies	Invests at least 80% of its net assets in common stocks and other equity securities of value companies. Value companies are companies whose earnings power or asset value does not appear to be reflected in the stock price. Value is determined based upon research and analysis, taking all relevant factors into account. The secondary objective of seeking income is pursued by investing at least 60% of assets in securities which have paid dividends or interest within the preceding 12 months.

RISKS

Are the Risk Factors for the Portfolios Similar?

Yes. The main risk factors are identical due to the identical objectives and principal investment strategies of JP Value and LVIP MFS Value. The risks of the Portfolios are described in greater detail in the fund's prospectus.

What are the Primary Risks of Investing in Each of the Portfolios?

An investment in each portfolio is subject to certain risks. There is no assurance that investment performance of any fund will be positive or that the portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following are the primary risks associated with an investment in the Portfolios:

•  Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

•  Value Stocks: Value stocks may never reach what the portfolio manager believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending on market and economic conditions. Accordingly, the Portfolios' performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

Who Will be the Investment Adviser of My Portfolio After the Reorganization? What will the Management and Advisory Fees be After the Reorganization?

Management of the Portfolios

The overall management of JP Value is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of LVIP MFS Value will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is contemplated that upon consummation of the Reorganization, three of the Board members of the JP Value Portfolio will serve as Independent Trustees of the Trust.

Adviser

JPIA is the adviser for the JP Value Portfolio. JPIA will be the investment adviser for the LVIP MFS Value Fund.

Sub-Adviser

Massachusetts Financial Services Company (MFS) currently serves as Subadviser to the JP Value Portfolio. Prior to November 15, 2006, Credit Suisse Asset Management, LLC served as the Subadviser to the JP Value Portfolio. JPIAC was

provided with written notice by Credit Suisse on August 18, 2006, that it would no longer serve as Subadviser to the Value Portfolio effective December 31, 2006. The search process for a replacement subadviser involved screening all prospective managers from the Value asset classes based on historical performance, style consistency, risk factors, and reputation. From this initial screen, we narrowed down our search to a few names that were further screened by proposed fees and management style. After consideration of the final candidates, MFS emerged as the most qualified candidate. (MFS has managed Money Market Portfolio since August 28, 1997, and the High Yield Bond Portfolio since December 31, 1997.)

At an in-person meeting held on November 6, 2006, the Fund's Board of Directors approved a Subadvisory Agreement appointing MFS as the new Subadviser to the Value Portfolio. In determining to approve the Agreement, the Directors considered information provided by MFS, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to MFS. As part of its review, the Board considered a detailed summary of a due diligence visit at MFS's office in Boston, Massachusetts conducted by JPIAC on October 3, 2006, and JPIAC's findings thereto, JPIAC personnel met with the Co-Portfolio Managers and senior executive officers, to review MFS' investment process, performance results, ownership structure, regulatory history and compliance program. Overall, JPIAC reported that they were satisfied with the visit and there were no significant concerns or issues as a result of the visit. The Board also considered JPIAC's statement of satisfaction with the level of service received from MFS with regard to the High Yield Bond and Money Market Portfolios, including personnel and methods of operation. The Board compared MFS' fees to other comparable funds, and was satisfied that the level of fees charged by MFS is reasonable in relation to other comparable funds. Economies of scale will be realized as Portfolio assets increase. MFS disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

The Subadvisory Agreement between JPIAC and MFS is substantially similar to the agreement between JPIAC and Credit Suisse. The agreement with Credit Suisse dated July 6, 1999, was approved by the Board pursuant to the Fund's multi-manager exemption, but was not submitted to shareholders of JPVF Value for approval. Shareholders of JPVF Value (formerly, Growth and Income) at a Special Meeting on August 15, 1997, authorized the Portfolio to operate in this manner. Under the Agreement with MFS, subject to the supervision between JPIAC and the Board, MFS manages the investment and reinvestment of the assets of the Portfolio. Subject to the conditions set forth in the Agreement, MFS selects brokers and dealers to effect Portfolio transactions and places necessary orders with brokers, dealers, or issuers, and negotiates brokerage commissions, if applicable. MFS disclosed no financial condition that is reasonably likely to impair the firm's ability to fulfill its commitment to the Value Portfolio.

JPIAC's agreement with Credit Suisse provided that JPIAC would pay Credit Suisse a fee at the annual rate, accruing daily, of 0.50% of the average daily net assets of the Portfolio for the first $75 million in assets, 0.45% for the next $75 million, and 0.40% over $150 million. For the fiscal year ended December 31, 2005, JPIAC paid $419,832 to Credit Suisse in fees. Had the new fee been in effect in 2005, the fee paid by JPIAC would have been $339,440 which is 81% of the fee actually paid. As part of the Agreement with MFS, MFS agreed to a reduced subadvisory fee schedule. Under this schedule, each month JPIAC will pay MFS a fee at the annual rate, accruing daily, of 0.40% of the average daily net assets of the Portfolio for the first $250 million in assets, 0.35% for the next $250 million, and 0.325% of the average daily net assets of the Portfolio over $500 million in assets.

Facts about Massachusetts Financial Services Company:

•  registered investment adviser and a Delaware corporation

•  located at 500 Boylston Street, Boston, Massachusetts 02116

•  America's oldest mutual fund organization, with a history of money management dating from 1924

•  net assets of approximately $162.5 billion under management as of December 31, 2005

•  Sun Life of Canada (U.S.) Financial Services Holdings, Inc. owns approximately 96% of the voting securities of MFS

The executive officers and directors of MFS are as follows:

NAME	TITLE	ADDRESS
Robert C. Pozen	Chairman, Director and Chairman of the Board of MFS	500 Boylston Street Boston, MA 02116

Robert J. Manning	Director, Chief Executive Officer, Chief Investment Officer and President of MFS	500 Boylston Street Boston, MA 02116

Martin E. Beaulieu	Director, Executive Vice President and Director of Global Distribution of MFS	500 Boylston Street Boston, MA 02116

Robin A. Stelmach	Director, Executive Vice President and Chief Operating Officer of MFS	500 Boylston Street Boston, MA 02116

Donald A. Stewart	Director of MFS Occupation: Chief Executive Officer of Sun Life Financial, Inc.	Sun Life Financial, Inc. 150 King Street West, 6th Floor Toronto, Ontario Canada M5H 1J9

James C. Baillie, Esq.	Director of MFS Occupation: of Counsel, Torys LLP	Torys LLP Suite 3000, TD Center 79 Wellington Street West Toronto, Ontario Canada M5K 1N2

NAME	TITLE	ADDRESS
Ronald W. Osborne	Director of MFS Occupation: Chairman of the Board of Sun Life Financial Inc.	Sun Life Financial Inc. 150 King Street West, 6th Floor Toronto, Ontario Canada M5H 1J9

William K. O'Brien	Director of MFS Occupation: Retired Business Executive	500 Boylston Street Boston, MA 02116

Maria F. Dwyer	Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer of MFS	500 Boylston Street Boston, MA 02116

Paul T. Kirwan	Executive Vice President, Chief Financial Officer and Treasurer of MFS	500 Boylston Street Boston, MA 02116

Mark N. Polebaum	Executive Vice President, General Counsel and Secretary of MFS	500 Boylston Street Boston, MA 02116

Management Fees

LVIP MFS Value will pay the Adviser a monthly investment advisory fee at the annual rate of 0.75% of the fund's average daily net assets up to $75 million, 0.70% for the next $75 million, 0.65% for the next $50 million, and 0.60% of such assets over $200 million.

Subadvisory Fees

Under the terms of the new Subadvisory Agreement, MFS agreed to a reduced subadvisory fee schedule. Under this schedule, the Subadviser will be paid by the Adviser for providing subadvisory services to LVIP MFS Value at the annual rate of .40% of the fund's average daily net assets up to $250 million, 0.35% for the next $250 million, and 0.325% of such assets over $500 million. The LVIP MFS Value does not pay a fee to the Subadviser. MFS also serves as adviser to the Optimum Large Cap Value Fund, which has similar objectives to the Value Portfolio, and which has the following fee schedule: 0.45% up to $100 million, 0.35% for the next $150 million, and 0.325% over $250 million. MFS also serves as subadviser to the Metlife Value Portfolio, which has the following fee schedule: 0.35% up to $250 million, 0.30% for the next $1 billion, 0.25% for the next $250 million, and 0.20% over $1.5 billion. MFS has not waived, reduced, or otherwise agreed to reduce its compensation for the Optimum or Metlife Funds.

How Do the Portfolios' Fees and Expenses Compare?

JP Value offers one undesignated class of shares. Upon commencement of operations, LVIP Value will offer two classes of shares (Standard Class and Service Class). Only the LVIP Value Fund's Standard Class shares are involved in the Reorganization.

You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP MFS Value Standard Class (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JP Value set forth in the following tables and in the examples are based on the expenses for JP Value for the year ended December 31, 2005. LVIP MFS Value is newly organized and has not commenced operations to date. The amounts for Standard Class shares of LVIP MFS Value (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP MFS Value would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSE AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSE HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	JP Value	LVIP MFS Value Standard Class (Pro Forma)(2)
Management Fees(1)	0.74%	0.74%
Distribution and 12b-1 Fees	N/A	N/A
Other Expenses	0.07%	0.13%
Total Annual Portfolio Operating Expenses	0.81%	0.87%

(1) The expense data has been restated to reflect the management fee which was reduced effective May 1, 2005.

(2) Expense Limitation Agreement JPIAC has entered into an Expense Limitation Agreement with the Lincoln Trust on behalf of LVIP MFS Value. Pursuant to that Agreement, JPIAC has contractually agreed to reimburse the LVIP MFS Value's Standard Class to the extent that the Total Annual Fund Operating Expenses for the Fund exceed 0.82% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIAC provides written notice of termination to the Fund. Termination of the Agreement will be subject to the review and approval by the LVIP Board of Trustees.

Expense Examples

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JP Value versus LVIP MFS Value (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Examples of Portfolio Expenses (as of 12/31/05)

JP Value

One Year	Three Years	Five Years	Ten Years
$83	$259	$450	$1,002

LVIP Value Standard Class (Pro Forma)(1)

One Year	Three Years	Five Years	Ten Years
$89	$278	$482	$1,073

(1) JPIAC has agreed to reimburse the LVIP MFS Value Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.82% of the Portfolio's average daily net assets. This arrangement may be discontinued after April 30, 2008, subject to Board review and approval. Actual net expenses, based on the assumptions described above, would be $84, $273, $477 and $1,068 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

How do the Portfolios' Performance Records Compare?

The following charts show how JP Value has performed in the past. LVIP MFS Value is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

LVIP MFS Value has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, LVIP MFS Value, as the successor to JP Value, will assume and publish the investment performance record of JP Value.

Year-by-Year Total Return

The table below illustrates the risks of investing in JP Value by showing how its return has varied from year to year. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Total return amounts are based on the inception date of each portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JP Value

Best Quarter: 4th quarter, 1998 +16.14%  Worst Quarter: 3rd quarter, 2002 -19.26%

Average Annual Total Return

The next table illustrates the risks of investing by comparing the average annual total return of the shares of JP Value for the past one year, five years, ten years and since inception (through December 31, 2005) to those of a broad-based index. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

	1 Year Ended 12/31/05	5 Years Ended 12/31/05	10 Years Ended 12/31/05	Since Inception 5/1/92
JP Value	7.98%	4.33%	10.23%	10.78%
Russell 1000 Value Index	7.05%	5.28%	10.94%	12.47%

The Russell 1000 Value Index is a broad-based style specific index.

For a detailed discussion of the manner of calculating total return, please see JP Value's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about JP Value is also contained in management's discussion of JP Value's performance, which appears in the most recent Annual Report of JP Value.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.

At a regular meeting held on November 6, 2006, all of the Directors of JP Value Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of JP Value and that the interests of existing shareholders of JP Value will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the JP Value Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the JP Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JP Value into LVIP MFS Value, the Board considered the following factors:

•  the investment adviser (JPIAC) and subadviser (MFS) to JP Value will remain the same after the Reorganization (the Board recently approved MFS as subadviser, replacing Credit Suisse effective 11/15/06)

•  the investment objective, principal investment strategies and main risks of LVIP Value will be identical to that of JP Value

•  enhanced distribution reach of LVIP Value may afford the shareholders of JP Value the potential for greater economies of scale and potentially lower fees in the future

•  while expenses in LVIP Value are currently higher than JP Value, JPIAC has contractually agreed to reimburse JP Value for a minimum of one year to the extent that the total expenses for LVIP MFS Value exceed 0.82% of average daily net assets

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP Value concluded that the Reorganization would be in the best interests of the JP Value Portfolio and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JP Value for approval.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the Lincoln MFS Value.

Agreements and Plans of Reorganization

Under the Plan of Reorganization (the form of which is attached hereto as Exhibit A), after the close of business on April 27, 2007 (the "Effective Date"), the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the Acquired Fund will cease to exist. On the Effective Date, holders of shares of each Acquired Fund shall become holders of shares of such stock representing interests in the Acquiring Fund. The number of full and fractional Acquiring Fund shares to be issued will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the Effective Date. The Plan provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, shall be paid by Lincoln National Life Insurance Company.

Distribution of Shares

All funds of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level.

The Trust has entered into fund participation agreements with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, "Lincoln"). The funds of the Trust may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln. The Trust may also offer shares to separate accounts of other insurers if approved by the Board of Trustees of the Trust. The offering of Lincoln Fund's shares is continuous.

LVIP MFS Value is currently authorized to issue two classes of shares: Standard Class and Service Class. JP Value currently offers only one undesignated class of shares.

In the proposed Reorganization, shareholders of JP Value will receive Standard Class shares of LVIP MFS Value. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of LVIP MFS Value.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP MFS Value serves as an investment vehicle.

GENERAL INFORMATION

What is the share ownership of JP Value?

The number of shares JP Value had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct the Insurance Companies, as appropriate, on the manner in which to vote the JP Value shares attributable to their variable annuity contract or variable life insurance policy at the Fund's Special Meeting.

To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JP Value. To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of JP Value's outstanding shares. On December 15, 2006, no director or executive officer of the Fund owned any separate account units attributable to more than one percent of the assets of JP Value.

Legal Matters

Certain legal matters concerning the issuance of shares of LVIP MFS Value Fund will be passed upon by Dechert, LLP.

Additional Information

JP Value and LVIP MFS Value are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the SEC's Regional Offices. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

Other Business

To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the Special Meeting of the shareholders. However, if other matters do properly come before the meeting, the Insurance Companies intend to vote the JP Value's shares in accordance with the judgment of the Fund's Board on such matters.

The Board of Directors of the Fund is recommending that you provide voting instructions to APPROVE the proposal.

Proposal 8:  To approve the Reorganization of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio into the LVIP Small-Cap Index Fund, a series of the Lincoln Variable Insurance Products Trust

How do the Investment Objectives, Principal Investment Strategies and Risks of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio (the "JP Small Company Portfolio" or "JP Small Company") and the LVIP Small-Cap Index Fund ("LVIP Small-Cap Index" or "Small-Cap Index") compare?

The investment objective and principal investment strategies of JP Small Company Portfolio and LVIP Small-Cap Index Fund (together, the "Portfolios") are different, however, a separate proposal to change the investment objective of JP Small Company would render the objectives identical. The following table summarizes the investment objective and principal investment strategies of the LVIP Small-Cap Index and JP Small Company (assuming the change in investment objective is approved by the shareholders).

JP Small Company

Investment Objective	To achieve growth of capital.

Principal Investment Strategies	Pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

Small-Cap Index

Investment Objective	To replicate, as closely as possible, before deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

Principal Investment Strategies	The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer. The Index is unmanaged, and includes the smallest 2000 securities in the Russell 3000® Index.

RISKS

Are the Risk Factors for the Portfolios Similar?

Assuming the Small Company shareholders approve the change in investment objective, the risk factors would be identical due to the identical objectives and principal investment strategies of JP Small Company and LVIP Small-Cap Index. The risks of the Portfolios are described in greater detail in the fund's prospectus.

What are the Primary Risks of Investing in Each of the Portfolios?

An investment in each portfolio is subject to certain risks. There is no assurance that investment performance of any fund will be positive or that the portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following are the primary risks associated with an investment in the Portfolios:

•  Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

•  Small Company Risk: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

•  Liquidity: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

•  No Individual Selection of Stocks: The Portfolio uses an indexing strategy and does not individually select stocks. The Portfolio does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Who Will be the Investment Adviser of My Portfolio After the Reorganization? What will the Management and Advisory Fees be After the Reorganization?

Management of the Portfolios

The overall management of JP Small Company is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of LVIP Small-Cap Index will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is contemplated that upon consummation of the Reorganization, three of the Board members of the JP Small Company Portfolio will serve as Independent Trustees of the Trust.

Adviser

JPIA is the adviser for the JP Small Company Portfolio. JPIA will be the investment adviser for the LVIP Small-Cap Index Fund.

Sub-Adviser

Lord Abbett & Co. LLC (Lord Abbett) currently serves as the Subadviser to the JP Small Company Portfolio. An investment objective change is being proposed as a part of this proxy to Small Company shareholders for approval. This objective change would move the Portfolio from an actively managed fund to a passive fund, tracking the Russell 2000® Index. If this change is approved, then Mellon Capital Management Corporation (Mellon) will assume subadvisory responsibility for the Portfolio.

At a meeting held on November 13, 2006, the LVIP Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust, considered and approved an Investment Subadvisory Agreement (the "Agreement") between the Adviser and Mellon Capital Management Company ("Mellon") with regard to the newly formed LVIP Small-Cap Index Fund. Under the Agreement, Mellon will be subadviser of the LVIP Small-Cap Index Fund and will be responsible for the day-to-day management of the LVIP Small-Cap Fund's investment operations under the oversight of the Adviser and the Trust's Board of Trustees.

The Independent Trustees reported that they had reviewed materials provided by Funds Management and Mellon prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of, among other matters, their fiduciary duties pertaining to approval of investment sub-advisory agreements and the factors that they should consider in approving such agreements. Among other information, Funds Management and Mellon provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including Form ADVs, compliance policies and procedures, regulatory matters and financial information regarding Mellon. The Independent Trustees reviewed the performance of the Mellon Small Cap Index product compared to a small peer group of comparable funds and a securities market index. The Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Funds Management to consider approval of the Subadvisory Agreement. In considering approval of the Subadvisory Agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the LVIP Small-Cap Index Fund to approve the Subadvisory Agreement and accordingly, recommended to the Board of Trustees the approval of the Subadvisory Agreement. The Board determined to adopt the following considerations and conclusions of the Independent Trustees.

In considering the approval of the Agreement, the Trustees considered the nature, extent and quality of services to be provided by Mellon. The Independent Trustees noted that Mellon already provides day to day portfolio management services to another JPVF index fund. The Trustees reviewed the investment performance of the Mellon Small Cap Index product compared to a comparable group of small cap index funds provided by Funds Management and the Russell 2000 Index, and concluded that overall performance has been acceptable. The Trustees reviewed the services to be provided by Mellon, the background of the investment professionals servicing the Fund and the reputation and resources of Mellon. The Trustees concluded that the services provided by Mellon are expected to be acceptable.

The Trustees considered the proposed subadvisory fee schedule and the subadvisory fee schedule of another JPVF index fund and the fee schedules Mellon charges other clients for comparable investment strategies. The Trustees noted Mellon's representation that the proposed subadvisory fee schedule is comparable to the fees Mellon charges other registered fund clients and pension and institutional clients, and concluded that the proposed subadvisory fee was reasonable. Although no information regarding Mellon's estimated profitability as subadvisor was provided, the Trustees noted that the proposed subadvisory schedule was negotiated at arm's length between the Adviser and Mellon, an unaffiliated third party, and that the Adviser will compensate Mellon from its fees. The Trustees compared the proposed subadvisory fee schedule to the subadvisory fee schedules of another JPVF index fund, and the fee schedules Mellon charges other clients for comparable investment strategies, and concluded that Mellon's profitability was not expected to be unreasonable. The Trustees considered other benefits available to Mellon because of its relationship to the LVIP Small-Cap Index Fund and considered Mellon's statement that there are no material benefits that accrue to Mellon due to its association with the LVIP Small-Cap Index Fund.

Facts about Mellon Capital Management Corporation:

•  leading innovator in the investment industry

•  manages global quantitative-based investment strategies for institutional and private investors

•  located at 595 Market Street, Suite 3000, San Francisco, California 94105

•  net assets of approximately $142 billion under management as of December 31, 2005

Management Fees

LVIP Index will pay the Adviser a monthly investment advisory fee at the annual rate of 0.32% of the fund's average daily net assets.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser will be paid by the Adviser for providing subadvisory services to LVIP Index at the annual rate of 0.03% of the fund's average daily net assets up to $500 million, and 0.02% of such assets over $500 million. The LVIP Index does not pay a fee to the Subadviser. The Subadvisory Agreement provides for a minimum annual fee of $100,000.

How Do the Portfolios' Fees and Expenses Compare?

JP Small Company offers one undesignated class of shares. Upon commencement of operations, LVIP Small-Cap Index will offer two classes of shares (Standard

Class and Service Class). Only the LVIP Small-Cap Index Fund's Standard Class shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP Small-Cap Index Standard Class (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JP Small Company set forth in the following tables and in the examples are based on the expenses for JP Small Company for the year ended December 31, 2005. LVIP Small-Cap Index is newly organized and has not commenced operations to date. The amounts for Standard Class shares of LVIP Small-Cap Index Standard Class (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Small-Cap Index would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSE AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSE HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	JP Small Company	LVIP Small-Cap Index Standard Class (Pro Forma)(1)
Management Fees	0.75%	0.32%
Distribution and 12b-1 Fees	N/A	N/A
Other Expenses	0.10%	0.17%
Total Annual Portfolio Operating Expenses	0.85%	0.49%

(1) Expense Limitation Agreement. JPIAC has entered into an Expense Limitation Agreement with the Lincoln Trust on behalf of LVIP Small-Cap Index Pursuant to that Agreement, JPIAC has contractually agreed to reimburse the LVIP Small-Cap Index Fund's Standard Class to the extent that the Total Annual Fund Operating Expenses for the Fund exceed 0.46% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIAC provides written notice of termination to the Fund. Termination of the Agreement will be subject to the review and approval by the LVIP Board of Trustees.

Expense Examples

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JP Small Company versus LVIP Small-Cap Index (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Examples of Portfolio Expenses (as of 12/31/05)

JP Small Company

One Year	Three Years	Five Years	Ten Years
$87	$271	$471	$1,049

LVIP Small-Cap Index Standard Class (Pro Forma)(1)

One Year	Three Years	Five Years	Ten Years
$50	$157	$274	$616

(1) JPIAC has agreed to reimburse the LVIP Small-Cap Index to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.46% of the Portfolio's average daily net assets. This arrangement may be discontinued after April 30, 2008, subject to Board review and approval. Actual net expenses, based on the assumptions described above, would be $47, $148, $258 and $579 for the 1 year, 3 year, 5 year and 10 year periods respectively.

How do the Portfolios' Performance Records Compare?

The following charts show how JP Small Company has performed in the past. LVIP Small-Cap Index is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

LVIP Small-Cap Index has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, LVIP Small-Cap Index, as the successor to JP Small Company, will assume and publish the investment performance record of JP Small Company.

Year-by-Year Total Return

The table below illustrates the risks of investing in JP Small Company by showing how its return has varied from year to year. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Total return amounts are based on the inception date of each portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JP Small Company

Best Quarter: 4th quarter, 2001 +25.43%  Worst Quarter: 3rd quarter, 2002 -23.28%

Average Annual Total Return

The next table illustrates the risks of investing by comparing the average annual total return of the shares of JP Small Company for the past one year, five years, ten years and since inception (through December 31, 2005) to those of a broad-based index. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

	1 Year Ended 12/31/05	5 Years Ended 12/31/05	10 Years Ended 12/31/05	Since Inception 4/18/86
JP Small Company	11.96%	1.93%	3.95%	8.00%
Russell 2000 Growth Index	4.15%	2.28%	4.69%	6.58%

The Russell 2000 Growth Index is a style specific index.

For a detailed discussion of the manner of calculating total return, please see JP Small Company's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about JP Small Company is also contained in management's discussion of JP Small Company's performance, which appears in the most recent Annual Report of JP Small Company.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.

At a regular meeting held on November 6, 2006, all of the Directors of JP Small Company Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of JP Small Company and that the interests of existing shareholders of JP Small Company will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the JP Small Company Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the JP Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JP Small Company into LVIP Small-Cap Index, the Board considered the following factors:

•  the investment adviser (JPIAC) JP Small Company will remain the same after the Reorganization

•  the proposed change in investment objective will reduce unnecessary overlap in the small-cap growth asset class in the Trust

•  the proposal will provide Small Company shareholders with an opportunity to significantly reduce their costs while still providing small-cap exposure

•  alternative funds will be available in variable products for those Small Company shareholders who prefer active small-cap management

•  enhanced distribution reach of LVIP Small-Cap Index may afford the shareholders of JP Small Company the potential for greater economies of scale and potentially lower fees in the future

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP Small Company concluded that the Reorganization would be in the best interests of the JP Small Company Portfolio and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JP Small Company for approval.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the LVIP Small-Cap Index. If Proposal 10 relating to the change in investment objective is not approved by shareholders of the Small Company Portfolio, then this proposed merger of the JP Small Company into LVIP Small-Cap Index would not take effect and this shareholder vote under Proposal 8 will not be implemented. Accordingly, the implementation of Proposal 8 is entirely contingent on the Approval of Proposal 10.

Agreements and Plans of Reorganization

Under the Plan of Reorganization (the form of which is attached hereto as Exhibit A), after the close of business on April 27, 2007 (the "Effective Date"), the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the Acquired Fund will cease to exist. On the Effective Date, holders of shares of each Acquired Fund shall become holders of shares of such stock representing interests in the Acquiring Fund. The number of full and fractional Acquiring Fund shares to be issued will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the Effective Date. The Plan provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, shall be paid by Lincoln National Life Insurance Company.

It is anticipated that following the completion of the merger, a significant portion of the securities held by Small Company will be sold. The transaction costs to sell such securities immediately after the Reorganization will be borne by LVIP Small-Cap Index up to the actual benefit of a reduced expense ratio resulting from the Reorganization. To the extent that such costs exceed the amount that shareholders are expected to save in the first year from the reduction in the expense ratio, Lincoln Life will pay the excess transaction costs. The transaction costs to reinvest the proceeds of such sales will be borne by LVIP Small-Cap Index.

Distribution of Shares

All funds of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level.

The Trust has entered into fund participation agreements with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, "Lincoln"). The funds of the Trust may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln. The Trust may also offer shares to separate accounts of other insurers if approved by the Board of Trustees of the Trust. The offering of Lincoln Fund's shares is continuous.

LVIP Small-Cap Index is currently authorized to issue two classes of shares: Standard Class and Service Class. JP Small Company currently offers only one undesignated class of shares.

In the proposed Reorganization, shareholders of JP Small Company will receive Standard Class shares of LVIP Small-Cap Index. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of LVIP Small-Cap Index.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP Small-Cap Index serves as an investment vehicle.

GENERAL INFORMATION

What is the share ownership of JP Small Company?

The number of shares JP Small Company had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct the Insurance Companies, as appropriate, on the manner in which to vote the JP Small Company shares attributable to their variable annuity contract or variable life insurance policy at the Fund's Special Meeting.

To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JP Small Company. To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of JP Small Company's outstanding shares. On December 15, 2006, no director or executive officer of the Fund owned any separate account units attributable to more than one percent of the assets of JP Small Company.

Legal Matters

Certain legal matters concerning the issuance of shares of Lincoln Small-Cap Index will be passed upon by Dechert, LLP.

Additional Information

JP Small Company and LVIP Small-Cap Index are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the SEC's Regional Offices. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

Other Business

To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the Special Meeting of the shareholders. However, if other matters do properly come before the meeting, the Insurance Companies intend to vote the JP Small Company's shares in accordance with the judgment of the Fund's Board on such matters.

The Board of Directors of the Fund is recommending that you provide voting instructions to APPROVE the proposal.

Proposal 9:  To approve the Reorganization of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio into the LVIP Mid-Cap Growth Fund, a series of the Lincoln Variable Insurance Products Trust

How do the Investment Objectives, Principal Investment Strategies and Risks of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio (the "JP Mid-Cap Growth Portfolio" or "JP Mid-Cap Growth") and the LVIP Mid-Cap Growth Fund (the "Lincoln Mid-Cap Growth Fund" or "Lincoln Mid-Cap Growth") compare?

The investment objective and principal investment strategies of JP Mid-Cap Growth Portfolio and LVIP Mid-Cap Growth Fund (together, the "Portfolios") are identical. The following table summarizes the investment objective and principal investment strategies of the Portfolios.

JP Mid-Cap Growth & LVIP Mid-Cap Growth

Investment Objective	Capital appreciation.

Principal Investment Strategies	Pursues its objective by investing mainly in common stocks and other equity securities of midsize U.S. companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential.

RISKS

Are the Risk Factors for the Portfolios Similar?

Yes. The main risk factors are identical due to the identical objectives and principal investment strategies of JP Mid-Cap Growth and LVIP Mid-Cap Growth. The risks of the Portfolios are described in greater detail in the fund's prospectus.

What are the Primary Risks of Investing in Each of the Portfolios?

An investment in each portfolio is subject to certain risks. There is no assurance that investment performance of any fund will be positive or that the portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following are the primary risks associated with an investment in the Portfolios:

•  Market Risk: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

•  Midsize Company Risk: Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. Midsize companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

•  Growth Stocks: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower that that of other types of funds (such as those emphasizing value stocks)

•  Liquidity: Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

•  Active Trading: The Portfolio's active trading approach will increase the costs the Portfolio incurs. It may also increase the amount of capital gains tax you pay on the Portfolio's returns.

Who Will be the Investment Adviser of My Portfolio After the Reorganization? What will the Management and Advisory Fees be After the Reorganization?

Management of the Portfolios

The overall management of JP Mid-Cap Growth is the responsibility of, and is supervised by, the Board of Directors of the Jefferson Pilot Variable Fund. The overall management of LVIP Mid-Cap Growth will be the responsibility of, and is supervised by, the Board of Trustees of the Lincoln Variable Insurance Products Trust. It is contemplated that upon consummation of the Reorganization, three of the Board members of the JP Mid-Cap Growth Portfolio will serve as Independent Trustees of the Trust.

Adviser

JPIA is the adviser for the JP Mid-Cap Growth Portfolio. JPIA will be the investment adviser for the LVIP Mid-Cap Growth Fund.

Sub-Adviser

Turner Investment Partners, Inc. (Turner) currently serves as the Subadviser to the JP Mid-Cap Growth Portfolio. On November 13, 2006, the Board of Trustees of the Trust approved a new Subadvisory Agreement between the Adviser and Turner with respect to Mid-Cap Growth. The Subadvisory Agreement is not subject to approval by shareholders of LVIP Mid-Cap Growth and will become effective after April 27, 2007.

Under the Subadvisory Agreement, Turner will be subadviser of LVIP Mid-Cap Growth and will become responsible for the day-to-day management of LVIP Mid-Cap Growth's investment operations under the oversight of the Adviser and the Trust's Board of Trustees.

Facts about Turner Investment Partners, Inc.:

•  registered investment adviser and a Pennsylvania corporation

•  located at 1205 West Lakes Drive, Suite 100, Berwyn, Pennsylvania 10312

•  net assets over $18.3 billion under management as of December 31, 2005

Management Fees

LVIP Mid-Cap Growth will pay the Adviser a monthly investment advisory fee at the annual rate of 0.90% of the fund's average daily net assets up to $25 million, 0.85% for the next $50 million, 0.80% for the next 75 million, 0.70% for the next $100 million and 0.65% of such assets over $250 million.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser will be paid by the Adviser for providing subadvisory services to LVIP Mid-Cap Growth at the annual rate of 0.60% of the fund's average daily net assets up to $25 million, 0.55% for the next $50 million, 0.50% for the next $75 million, and 0.45% of such assets over $150 million. The LVIP Mid-Cap Growth does not pay a fee to the Subadviser.

How Do the Portfolios' Fees and Expenses Compare?

JP Mid-Cap Growth offers one undesignated class of shares. Upon commencement of operations, LVIP Mid-Cap Growth will offer two classes of shares (Standard Class and Service Class). Only the LVIP Mid-Cap Growth Fund's Standard Class shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP Mid-Cap Growth Standard Class (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JP Mid-Cap Growth set forth in the following tables and in the examples are based on the expenses for JP Mid-Cap Growth for the year ended December 31, 2005. LVIP Mid-Cap Growth is newly organized and has not commenced operations to date. The amounts for Standard Class shares of LVIP Mid-Cap Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Mid-Cap Growth would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSE AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSE HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	JP Mid-Cap Growth	LVIP Mid- Cap Growth Standard Class (Pro Forma)(1)
Management Fees	0.90%	0.90%
Distribution and 12b-1 Fees	N/A	N/A
Other Expenses	0.18%	0.28%
Total Annual Portfolio Operating Expenses	1.08%	1.18%

(1) JPIAC has entered into an Expense Limitation Agreement with the Lincoln Trust on behalf of LVIP Mid-Cap Growth. Pursuant to that Agreement, JPIAC has contractually agreed to reimburse the LVIP Mid-Cap Growth's Standard Class to the extent that the Total Annual Fund Operating Expenses for the Fund exceed 1.05% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIAC provides written notice of termination to the Fund. Termination of the Agreement will be subject to review and approval by the LVIP Board of Trustees.

Expense Examples

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JP Mid-Cap Growth versus Lincoln Mid-Cap Growth (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Examples of Portfolio Expenses (as of 12/31/05)

JP Mid-Cap Growth

One Year	Three Years	Five Years	Ten Years
$110	$343	$595	$1,317

LVIP Mid-Cap Growth Standard Class (Pro Forma)(1)

One Year	Three Years	Five Years	Ten Years
$120	$375	$649	$1,432

(1) JPIAC has agreed to reimburse the LVIP Mid-Cap Growth Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 1.05% of the Portfolio's average daily net assets. This arrangement may be discontinued after April 30, 2008, subject to Board review and approval. Actual net expenses, based on the assumptions described above, would be $107, $362, $636 and $1,420 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

How do the Portfolios' Performance Records Compare?

The following charts show how JP Mid-Cap Growth has performed in the past. LVIP Mid-Cap Growth is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE

PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

LVIP Mid-Cap Growth has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, LVIP Mid-Cap Growth, as the successor to JP Mid-Cap Growth, will assume and publish the investment performance record of JP Mid-Cap Growth.

Year-by-Year Total Return

The table below illustrates the risks of investing in JP Mid-Cap Growth by showing how its return has varied from year to year. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Total return amounts are based on the inception date of each portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JP Mid-Cap Growth

Best Quarter: 4th quarter, 2001 +25.03%  Worst Quarter: 3rd quarter, 2001 -31.44%

Average Annual Total Return

The next table illustrates the risks of investing by comparing the average annual total return of the shares of JP Mid-Cap Growth for the past one year, five years, ten years and since inception (through December 31, 2005) to those of a broad-based index. The table includes the effects of portfolio expenses, but does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

	1 Year Ended 12/31/05	Since Inception 5/1/01
JP Mid-Cap Growth	12.27%	2.11%
Russell Midcap Growth Index	12.10%	4.44%

The Russell Midcap Growth Index is a style specific index.

For a detailed discussion of the manner of calculating total return, please see JP Mid-Cap Growth's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about JP Mid-Cap Growth is also contained in management's discussion of JP Mid-Cap Growth's performance, which appears in the most recent Annual Report of JP Mid-Cap Growth.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.

At a regular meeting held on November 6, 2006, all of the Directors of JP Mid-Cap Growth Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of JP Mid-Cap Growth and that the interests of existing shareholders of JP Mid-Cap Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the JP Mid-Cap Growth Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the JP Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JP Mid-Cap Growth into LVIP Mid-Cap Growth, the Board considered the following factors:

•  the investment adviser (JPIAC) and subadviser (Turner) to JP Mid-Cap Growth will remain the same after the Reorganization

•  the investment objective, principal investment strategies and main risks of LVIP Mid-Cap Growth will be identical to that of JP Mid-Cap Growth

•  enhanced distribution reach of LVIP Mid-Cap Growth may afford the shareholders of JP Mid-Cap Growth the potential for greater economies of scale and potentially lower fees in the future

•  while expenses in LVIP Mid-Cap Growth LVIP are currently higher than JP Mid-Cap Growth LVIP JPIAC has contractually agreed to reimburse JP Mid-Cap Growth for a minimum of one year to the extent that the total expenses for LVIP Mid-Cap Growth exceed 1.05% of average daily net assets

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JP Mid-Cap Growth concluded that the Reorganization would be in the best interests of the JP Mid-Cap Growth Portfolio and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JP Mid-Cap Growth for approval.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the Lincoln Mid-Cap Growth.

Agreements and Plans of Reorganization

Under the Plan of Reorganization (the form of which is attached hereto as Exhibit A), after the close of business on April 27, 2007 (the "Effective Date"), the assets and liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the Acquired Fund will cease to exist. On the Effective Date, holders of shares of each Acquired Fund shall become holders of shares of such stock representing interests in the Acquiring Fund. The number of full and fractional Acquiring Fund shares to be issued will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the Effective Date. The Plan provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, shall be paid by Lincoln National Life Insurance Company.

Distribution of Shares

All funds of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level.

The Trust has entered into fund participation agreements with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (together, "Lincoln"). The funds of the Trust may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln. The Trust may also offer shares to separate accounts of other insurers if approved by the Board of Trustees of the Trust. The offering of Lincoln Fund's shares is continuous.

LVIP Mid-Cap Growth is currently authorized to issue two classes of shares: Standard Class and Service Class. JP Mid-Cap Growth currently offers only one undesignated class of shares.

In the proposed Reorganization, shareholders of JP Mid-Cap Growth will receive Standard Class shares of LVIP Mid-Cap Growth. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of LVIP Mid-Cap Growth.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP Mid-Cap Growth serves as an investment vehicle.

GENERAL INFORMATION

What is the share ownership of JP Mid-Cap Growth?

The number of shares JP Mid-Cap Growth had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable Contract Owners are entitled to instruct the Insurance Companies, as appropriate, on the manner in which to vote the JP Mid-Cap Growth shares attributable to their variable annuity contract or variable life insurance policy at the Fund's Special Meeting.

To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JP Mid-Cap Growth. To the knowledge of the Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of JP Mid-Cap Growth's outstanding shares. On December 15, 2006, no director or executive officer of the Fund owned any separate account units attributable to more than one percent of the assets of JP Mid-Cap Growth.

Legal Matters

Certain legal matters concerning the issuance of shares of Lincoln Mid-Cap Growth Fund will be passed upon by Dechert, LLP.

Additional Information

JP Mid-Cap Growth and LVIP Mid-Cap Growth are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the SEC's Regional Offices. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

Other Business

To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the Special Meeting of the shareholders. However, if other matters do properly come before the meeting, the Insurance Companies intend to vote the JP Mid-Cap Growth's shares in accordance with the judgment of the Fund's Board on such matters.

The Board of Directors of the Fund is recommending that you provide voting instructions to APPROVE the proposal.

Proposal 10:  To approve a change in the Investment Objective of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio to track the Russell 2000 Index

The proposed Reorganization and merger of the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust brings together two small-cap growth funds (JPVF Small Company and LVIP Growth Opportunities). Accordingly, the combined entity will have unnecessary overlap in this asset class as a result of the Reorganization. The proposed change in investment objective will reduce this overlap in the small-cap growth asset class, and provide shareholders with an opportunity to significantly reduce their costs while still providing small-cap exposure.

Current Investment Objective

The current objective of the Small Company Portfolio is as follows: to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

To meet this objective, Lord Abbett & Co., the Portfolio's current subadviser, invests under normal circumstances at least 80% of the Portfolio's net assets in common stocks of small companies. Small companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000® Growth Index. Lord Abbett focuses on companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase.

Proposed Investment Objective

The proposed investment objective is as follows: to approximate as closely as possible, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

Under normal circumstances, the Portfolio intends to invest at least 80% of its assets in stocks of companies included in the Russell 2000 Index. The Russell 2000 Index offers investors access to the small-cap segment of the U.S. equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The

Russell 2000 Index includes the smallest 2000 securities in the Russell 3000® Index, and represents approximately eight percent (8%) of the total market capitalization of the Russell 3000 Index.

Lord Abbett & Co. LLC (Lord Abbett) currently serves as the Subadviser to the JP Small Company Portfolio. The proposed objective change would move the Portfolio from an actively managed fund to a passive fund, tracking the Russell 2000® Index. In addition, the proposed change would result in a modification to the Portfolio's non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in stocks of companies included in the Russell 2000 Index and in derivative instruments that provide exposure to the stocks of companies in the Index. If this change is approved, then the new fund will be named LVIP Small-Cap Index Fund ("LVIP Small-Cap Index"), and Mellon Capital Management Corporation (Mellon) will assume subadvisory responsibility for the Portfolio. Because the Small-Cap Index Fund will operate as a passively managed index fund, the investment subadviser will use an indexing strategy and will not individually select stocks. The Portfolio will not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Under the Subadvisory Agreement, Mellon will be subadviser of LVIP Small-Cap Index and will become responsible for the day-to-day management of LVIP Small-Cap Index Fund's investment operations under the oversight of the Adviser and the Trust's Board of Trustees.

Facts about Mellon Capital Management Corporation:

•  leading innovator in the investment industry

•  manages global quantitative-based investment strategies for institutional and private investors

•  located at 595 Market Street, Suite 3000, San Francisco, California 94105

•  net assets of approximately $142 billion under management as of December 31, 2005

Management Fees

LVIP Small-Cap Index will pay the Adviser a monthly investment advisory fee at the annual rate of 0.32% of the fund's average daily net assets.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser will be paid by the Adviser for providing subadvisory services to LVIP Small-Cap Index at the annual rate of 0.03% of the fund's average daily net assets up to $500 million, and 0.02% of such assets over $500 million. The LVIP Small-Cap Index does not pay a fee to the Subadviser. The Subadvisory Agreement provides for a minimum annual fee of $100,000.

Operating Expenses

The total expense ratio of the JPVF Small Company Portfolio based on assets as of 12/31/05 is 0.85% of average net assets. By changing the investment objective from active to passive, the total expense ratio of the LVIP Small-Cap Index (based on assets as of 12/31/05) would be 0.49%, which is a substantial reduction in the expenses charged to the Portfolio.

Alternatives

For those Small Company shareholders who prefer active management in the small-cap space, alternative investment options are available. For current shareholders, the Vanguard Small Company Growth fund will continue to be available after the Reorganization.

Transition of Portfolio

Over seventy-five percent (75%) of the Small Company's holdings were in the Russell 2000 Index as of June 30, 2006. If the change in investment objective is approved by the Small Company shareholders, the subadviser will sell all holdings not included in the Index, purchase all securities in the Index that were not held by the Small Company Portfolio, and adjust the weights of each holding to its corresponding index weight. The total cost of transitioning the Portfolio should not exceed 0.25% of net assets. The transaction costs related to the sale and purchase of securities as a result of the Reorganization will be borne by LVIP Small-Cap Index.

Required Vote

This proposal will be adopted with respect to the Small Company Portfolio if it is approved by the vote of a majority of outstanding shares of that Portfolio, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Portfolio shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

If this proposal is approved by shareholders of the Small Company Portfolio, it will be implemented after April 27, 2007. Prior to that date, the Portfolio will be managed in accordance with the investment objective currently described in the Fund's prospectus dated May 1, 2006.

If this proposal is not approved by shareholders of the Small Company Portfolio, the Proposal will not be implemented for the Portfolio. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of the Small Company Portfolio for approval of the Proposal.

Proposal 11:  To approve a New Investment Management Agreement between the Lincoln Variable Insurance Products Trust and Jefferson Pilot Investment Advisory Corporation

What is the Proposal?

As part of the Reorganization, it is proposed that the JP Fund's current investment adviser, Jefferson Pilot Investment Advisory Corporation (JPIAC), replace the Lincoln Trust's investment adviser, Delaware Management Company (Delaware), as the investment adviser to the combined entity. The proposed amended Investment Management Agreement is part of an effort to incorporate Lincoln Trust's expense structure into the combined entity. This new expense structure would shift certain expenses currently absorbed by JPIAC to the Fund.

Why are the stockholders being asked to approve the New Management Agreement?

Stockholders are being asked to approve the New Management Agreement in order to (a) modernize the terms of the Funds' advisory arrangements and (b) reallocate certain expenses from the Adviser to the Funds. The aggregate fees and expenses charged to each Fund pursuant to the New Management Agreement would be higher than the fees and expenses charged to that Fund pursuant to that Fund's Current Management Agreement.

The 1940 Act requires that any material changes to a mutual fund's investment management agreement be approved by the vote of a majority of the outstanding voting securities of that fund. The changes recommended in this Proposal would constitute material changes to the Funds' Current Management Agreement. Accordingly, the Funds are seeking stockholder approval of the New Management Agreement.

What are the qualifications of the Adviser?

Jefferson Pilot Investment Advisory Corporation (JPIAC) is the current investment adviser for JVPF. JPIAC, a registered investment adviser, is wholly-owned by Lincoln JPVF Holdings, L.P., which is wholly-owned by Lincoln National Corporation. Prior to April 3, 2006, Jefferson Pilot Investment Advisory Corporation was wholly-owned by Jefferson-Pilot Corporation. JPIAC manages a family of investment portfolios sold primarily to separate accounts of Jefferson Pilot Insurance Companies and its affiliates to fund variable life insurance contracts and variable annuity contracts, with assets of approximately $1.2 billion as of June 30, 2006. JPIAC is located at One Granite Place, Concord, New Hampshire 03301.

JPIAC is responsible for overseeing the Fund's subadvisers, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers. It is contemplated that upon consummation of the Reorganization, JPIAC will serve as Adviser to Lincoln Trust. Shareholders of the Lincoln Trust are being asked in separate proxy materials to approve a new investment management agreement with JPIAC. The new investment management agreement with JPIAC is expected to be on substantially the same terms as the current agreement between LVIP and Delaware Management Company (DMC), the current investment adviser for LVIP.

The Reorganization of the JP Portfolios as described in this Proxy Statement will take effect after the close of business on April 27, 2007. As of the effective date of the

Reorganization, JPIAC will assume investment advisory responsibilities for the Lincoln Trust, and DMC will no longer be serving in an investment advisory capacity (although DMC will serve as subadviser to certain fund series in the Lincoln Trust).

JPIAC's Directors and Officers are as follows:

Name & Address	Title
David K. Booth One Granite Place Concord, NH 03301	President & Director

John A. Weston One Granite Place Concord, NH 03301	Treasurer & CCO

Craig D. Moreshead One Granite Place Concord, NH 03301	Secretary

Kelly D. Clevenger 1300 S. Clinton St. Fort Wayne, IN 46802	Chairman & Director

Jeffrey D. Coutts 2005 Market St. Philadelphia, PA 19103	Director

Kevin Adamson 1300 S. Clinton St. Fort Wayne, IN 46802	Second Vice President

William P. Flory, Jr. 1300 S. Clinton St. Fort Wayne, IN 46802	Second Vice President & Assistant Treasurer

What are the terms of the Current Management Agreement?

Subject to the supervision, direction and control of the Fund's Board of Directors, the Adviser is responsible under its Current Management Agreement with the Fund for continuously furnishing an investment program for the Fund in accordance with the Fund's investment objectives, investment strategies, investment restrictions, and applicable law. The Current Management Agreement provides that the Adviser will provide supervisory investment advice, which involves recommending, evaluating, monitoring, and overseeing the activities of the Fund's Subadvisers. JPIAC also reviews the practices of broker-dealers selected by the Subadvisers. In addition, JPIAC agrees to provide the Fund with certain general administrative services and to coordinate matters relating to the operation of the Fund.

The Fund's Current Management Agreement was originally executed on and last submitted to a stockholder vote on August 28, 1997.

For services under the Current Management Agreements, the Adviser is entitled to receive a monthly fee from the Fund. The table below shows the annual rate for calculating this fee.

Schedule A
Investment Advisory Fees

Name of Portfolio	Annual Fee as a Percentage of Average Daily Net Assets
MONEY MARKET PORTFOLIO	.40% OF FIRST .35% OF NEXT .30% OVER	$100 MILLION $150 MILLION $250 MILLION
STRATEGIC GROWTH PORTFOLIO	.80% OF FIRST .75% OF NEXT .70% OF NEXT .65% OF NEXT .60% OVER	$50 MILLION $50 MILLION $150 MILLION $250 MILLION $500 MILLION
HIGH YIELD BOND PORTFOLIO	.75% OF FIRST .725% OF NEXT .70% OF NEXT .65% OF NEXT .60% OVER	$100 MILLION $150 MILLION $250 MILLION $500 MILLION $1 BILLION
GROWTH PORTFOLIO	.65% OF FIRST .60% OF NEXT .55% OVER	$150 MILLION $100 MILLION $250 MILLION
VALUE PORTFOLIO	.75% OF FIRST .70% OF NEXT .65% OF NEXT .60% OVER	$75 MILLION $75 MILLION $50 MILLION $200 MILLION
WORLD GROWTH STOCK PORTFOLIO	.75% OF FIRST .65% OF NEXT .60% OVER	$200 MILLION $300 MILLION $500 MILLION
INTERNATIONAL EQUITY PORTFOLIO	1.00% OF FIRST .95% OF NEXT .90% OF NEXT .85% OF NEXT .80% OVER	$50 MILLION $50 MILLION $50 MILLION $100 MILLION $250 MILLION
BALANCED PORTFOLIO	.65% OF FIRST .55% OF NEXT .50% OVER	$100 MILLION $100 MILLION $200 MILLION

Name of Portfolio	Annual Fee as a Percentage of Average Daily Net Assets
CAPITAL GROWTH PORTFOLIO	.75% OF FIRST .70% OF NEXT .65% OF NEXT .60% OVER	$100 MILLION $150 MILLION $750 MILLION $1 BILLION
SMALL COMPANY PORTFOLIO	.75% OF FIRST .70% OF NEXT .65% OF NEXT .625% OF NEXT .60% OVER	$100 MILLION $100 MILLION $300 MILLION $500 MILLION $1 BILLION
S & P 500 INDEX PORTFOLIO	.24% OF FIRST .20% OF NEXT .16% OVER	$500 MILLION $500 MILLION $1 BILLION
SMALL-CAP VALUE PORTFOLIO	1.30% OF FIRST 1.05% OF NEXT .75% OF NEXT .65% OVER	$40 MILLION $20 MILLION $90 MILLION $150 MILLION
MID-CAP GROWTH PORTFOLIO	.90% OF FIRST .85% OF NEXT .80% OF NEXT .70% OF NEXT .65% OVER	$25 MILLION $50 MILLION $75 MILLION $100 MILLION $250 MILLION
MID-CAP VALUE PORTFOLIO	1.05% OF FIRST .95% OF NEXT .85% OF NEXT .75% OF NEXT .70% OVER	$25 MILLION $25 MILLION $50 MILLION $150 MILLION $250 MILLION

For the year ended December 31, 2005, the Fund paid $1,272,637, $260,782, $678,312, $559,025, $631,413, $214,508, $450,440, $488,974, $644,636, $412,791, $950,411, $165,229, $455,168 and $325,353 to Jefferson Pilot Investment Advisory for the Capital Growth, Growth, Strategic Growth, S&P500, Value, Mid-Cap Growth, Mid-Cap Value, Small Company, Small-Cap Value, International Equity, Word Growth Stock, High Yield Bond, Balanced and Money market Portfolios.

How does the proposed New Management Agreement differ from the Current Management Agreements?

The New Management Agreement and the Current Management Agreements are similar in many respects. In accordance with each of the Agreements, the Adviser is responsible for managing a Fund's portfolio investments and reporting to the Fund's

Board of Directors. However, there are noted difference between the two forms of Agreement. These differences include, among others:

Administration. The administrative services provided under the New Management Agreement and the Current Management Agreement differ. Under the New Management Agreement, with limited exception, the "Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto . . . ." A Fund could (1) utilize its directors, officers and employees; (2) utilize the facilities and personnel of the Adviser or its affiliates; or (3) enter into agreements with third-parties, either affiliated or non-affiliated, to perform any of these functions. With the second and third alternatives, the Adviser or an affiliate of the Adviser may provide services to the Fund, and the Fund may be charged directly for the services provided by internal personnel. With all of these alternatives, the Fund will be responsible for paying for such services (in addition to the investment advisory fee).

The noted provisions in the New Management Agreement contrast with the Current Management Agreement. The Current Management Agreement provides that "[t]he costs and expenses of providing the necessary facilities, personnel, office and supplies, office space, telephone service, and other utility service necessary to carry out its obligation" shall be borne exclusively by the Adviser. In addition, the Adviser assumed the expenses relating to the following functions: 1) computing the daily income and net asset value of each Portfolio, 2) recommending auditors, counsel, custodian and other service providers, 3) supervisory oversight of Subadvisers and other service providers, 4) supply of clerical, secretarial, accounting and bookkeeping services, data processing services, office supplies and stationary, 5) personnel to perform such professional, administrative and clerical functions as necessary in connection with shareholder relations, reports, redemption requests and account adjustments, 6) provision of adequate office space and related sservices necessary for Fund operations, 7) maintenance of corporate records, and 8) assistance in all aspect of the Fund's operations with respect to the Portfolios.

Broker-Dealer Selection. Both the Current Management Agreement and New Management Agreement require the Funds' Adviser to seek best execution in selecting broker-dealers to execute the Funds' portfolio transactions. The Current Management Agreement and New Management Agreement differ regarding the treatment of transactions with affiliated parties of the Adviser. The Current Management Agreement provides that the Adviser, nor any of its directors, officers, or employees, nor any person, firm, or corporation controlling, controlled by or under common control with shall act as a principal or receive any commissions as agent in connection with the purchase or sale of assets for the Portfolios". The New Management Agreement does not contain a similar prohibition regarding transactions with affiliated persons, and thus would permit execution of trades with any broker subject to compliance with any applicable law.

Right to Audit. Under the Current Management Agreement, the Adviser agrees that upon the Fund's request it will promptly make its books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Fund. The New Management Agreement does not contain a similar explicit provision permitting inspections.

Fees and Expenses. While the advisory fee rates the Funds would pay pursuant to the New Management Agreement would be the same advisory fee rates that the Funds currently pay under the Current Management Agreements, the Funds would pay additional fees and expenses under the new arrangement. One reason for this difference is that certain expenses under the New Management Agreement would be reallocated from the Adviser to the Funds.

The Current Management Agreement generally provides that "[t]he costs and expenses of providing the necessary facilities, personnel, office and supplies, office space, telephone service, and other utility service necessary to carry out its obligation" shall be borne exclusively by the Adviser. In addition, the Adviser assumed the expenses relating to certain administrative functions detailed above. In turn, the Fund Fund generally assumes the following expenses under its Current Management Agreement: (a) the fee of the Adviser; (b) brokerage commissions and similar fees and charges for portfolio transactions; (c) governmental fees and taxes; (d) all expenses associated with preparing and filing tax returns, (e) fees and expenses incurred in the registration or qualification of the Fund and its shares, including expenses incurred in the preparation, printing and mailing of the registration statement and any supplements thereto, (f) compensation paid to directors who are not "interested persons" of the Fund, (g) interest and other costs related to borrowings of the Fund, (h) any extraordinary or non-recurring expenses, (h) costs of printing and sistributing shareholder reports, proxies, prospectuses, and otherwise communicating with shareholders, (i) costs and all expenses associated with conducting sharehoklder meetings, (j) cost of the fidelity bond and any errors and omissions insurance covering the Fund and/or its officers, directors and employees, (k) costs of obtaining quotes necessary for valuing the assets and related liabilities for the Portfolios, (l) charges and expenses of the Custodian, independent accountants, and independent legal counsel retained by the Fund, and (m) all other expenses not specifically assumed by the Adviser.

In contrast, the New Management Agreement provides that, "[e]ach Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees."

As noted earlier, the Funds, under the New Management Agreement, may enter into other agreements with third-parties, either affiliated or non-affiliated, to perform administrative services. The Lincoln Trust Board of Trustees has approved an Administration Agreement between the trust and Lincoln Life, where Lincoln Life provides various administrative services, including, without limitation, maintaining the books and records of each Fund; providing general accounting monitoring and oversight; preparation of all tax returns and reports; preparation of prospectuses and periodic reports to the stockholders; and assistance from Lincoln Life's internal legal staff. The Funds would be charged a fee under the Administration Agreement in addition to the advisory fee under the New Management Agreement. The aggregate fees and expenses charged to each Fund pursuant to the New Management Agreement and the Administration Agreement would be higher than the fees and expenses charged to that Fund pursuant to that Fund's Current Management Agreement.

In summary, the aggregate fees and expenses charged to the Fund pursuant to the New Management Agreement and the Administration Agreement would be higher than the fees and expenses charged to that Fund pursuant to the Fund's Current Management Agreement. Please refer to the specific merger proposal sections in this proxy statement for a description of the Fund's current expenses and pro forma expenses (assuming this Proposal is approved).

Duration of Agreement. The Current Management Agreements and the New Management Agreement have the same duration and termination provisions. Each Agreement states that it will continue in effect for two years, and thereafter, from year to year so long as either the stockholders of each Fund by the affirmative vote of a majority of the outstanding shares of that Fund, or its Board, including a majority of Independent Directors, approve such continuance annually. The Agreement may be terminated by a Fund without penalty, either by vote of the Board of Directors or a majority of the outstanding shares of that Fund, on not more than 60 days' written notice. Each Agreement also may be terminated by the Adviser without penalty on 60 days' written notice.

Standard of Care. Both the Current Management Agreement and the New Management Agreements provide for the same standard of care for the Adviser. Each Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties, the Adviser shall not be subject to liability to a Fund or to any stockholder of a Fund for any act or omission in the course of, or connected with, rendering services under the Agreement.

On what basis did the Funds' Boards approve the New Management Agreement?

In evaluating the New Management Agreement, the Funds' Boards of Directors considered comprehensive materials. The Board considered detailed management fee and expense information for each Fund. The Board also evaluated the profitability to the Adviser and its affiliates that results from their association with the Funds.

The Board believes that the additional fees and expenses are necessary to address the increasing expenses of operating a mutual fund. Certain expenses either did not exist or were very minimal at the time of the inception of the Funds. Also, the regulatory burden has increased for mutual funds with a resulting increase in legal and compliance costs. The Board believes that the proposed increase in operating expenses is fair and reasonable.

In determining to approve the agreement, the Directors considered information provided by JPIAC. The materials included information relating to the nature and quality of services provided by JPIAC, the performance of the portfolios managed by JPIAC, JPIAC's financial condition and profitability, ancillary benefits to JPIAC and its affiliates, and the amount of fees charged by JPIAC as compared to other investment companies. JPIAC also provided the Board with its most recent Form ADV, as well as a detailed study by Lipper comparing JPIAC's performance and fees with the industry.

In determining to renew the agreement, the Board considered its satisfaction with the level of service received from JPIAC, including personnel and methods of operation. The Board also considered the oversight of the Fund's subadvisers provided by JPIAC. The Board was also satisfied with the administrative services provided by JPIAC in connection with the management of the Fund's portfolios. Such services include providing reports to the Board, working with the Fund's auditor and custodian on Fund issues, supervision of the Fund's subadvisers, preparation of required filings with the SEC, and other miscellaneous Fund operations.

In reviewing the cost of services provided by JPIAC, the Board considered the Lipper report which compared JPIAC's fees to other comparable funds through data provided by Lipper Analytical Services. The Board was satisfied that the level of fees charged by JPIAC in managing the Fund's portfolios is reasonable in relation to other comparable funds. JPIAC disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

After carefully considering the information described above, the Directors, including the Independent Directors, unanimously voted to approve the New Management Agreement and to recommend that each Portfolios' stockholders vote to approve the New Management Agreement.

What vote is required to approve the New Management Agreement?

Proposal No. 4 requires the affirmative vote of a "majority of the outstanding voting securities" of each Portfolio. Each Portfolio votes separately, and Contract Owners are being asked to approve the New Management Agreement for their respective Portfolio(s) only. The Boards of Directors recommend that you provide instructions to APPROVE the Proposal.

Information relating to the Capital Growth, Strategic Growth, Value, Mid-Cap Growth, Mid-Cap Value, Small Company, Small-Cap Value, International Equity and World Growth Stock Portfolios contained in the Prospectus dated May 1, 2006 (SEC File

No. 811-04161), contained in the Fund's Annual Report for the fiscal year ended December 31, 2005 and the Semi-Annual Report for the six-month period ended June 30, 2006 are incorporated by reference into this document.

Exhibit A — Plan of Reorganization

Exhibit B — Outstanding Shares as of Record Date

Exhibit C — Ownership of Shares as of December 15, 2006

Exhibit D — Form of Investment Advisory Contract

Exhibit E — Biographical Information on JP Directors and LVIP Trustees

EXHIBIT A

Plan of Reorganization

THIS PLAN OF REORGANIZATION dated as of , 2007, is by and between certain series of Funds of the Jefferson Pilot Variable Fund, Inc. (the "Acquired Corporation") and certain series of Funds of the Lincoln Variable Insurance Products Trust (the "Acquiring Trust").

The Acquired Corporation is a corporation organized and existing under the laws of the State of Maryland. The Acquired Corporation was incorporated in October 19, 1984, and has 20 billion authorized shares with a par value of one (1) cent per share. The Acquired Corporation owns no interest in land in Maryland. The Acquired Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of fourteen series.

The Acquiring Trust is a business trust organized and existing under the laws of the State of Delaware. The Acquiring Trust was formed on February 1, 2003, and has an authorized unlimited number of shares of beneficial interest with no par value. The Acquiring Trust owns no interest in land in Delaware. The Acquiring Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of eighteen series.

Certain Funds (each an "Acquired Fund") will be reorganized into certain other Funds (each an "Acquiring Fund"). The following chart shows each Acquired Fund and its corresponding Acquiring Fund.

Acquired Fund (a series of the Acquired Corporation)	Corresponding Acquiring Fund (a series of the Acquiring Trust)
JPVF Capital Growth Portfolio	LVIP Capital Growth Fund

JPVF Strategic Growth Portfolio	LVIP T. Rowe Price Growth Stock Fund

JPVF Value Portfolio	LVIP MFS Value Fund

JPVF Mid-Cap Value Portfolio	LVIP Mid-Cap Value Fund

JPVF Mid-Cap Growth Portfolio	LVIP Mid-Cap Growth Fund

JPVF Small Company Portfolio	LVIP Small-Cap Index Fund

JPVF Small-Cap Value Portfolio	LVIP Value Opportunities Fund

JPVF International Equity Portfolio	LVIP Marsico International Growth Fund

JPVF World Growth Stock Portfolio	LVIP Templeton Growth Fund

Jefferson Pilot Investment Advisory Corporation is the investment adviser to the Acquired Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

Delaware Management Company, a series of Delaware Management Business Trust, is the investment adviser to the Acquiring Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Directors of the Acquired Corporation has determined that it is in the best interests of the Acquired Corporation, the Acquired Funds, and the stockholders and beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The Board of Trustees of the Acquiring Trust has determined that it is in the best interests of the Acquiring Trust, the Acquiring Funds, and the stockholders and beneficial owners of the Acquiring Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein each qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code").

ARTICLE I

The Effective Time

The Effective Time of the Reorganization ("Effective Time") shall be after the close of business on April 27, 2007, or such other time as shall be specified by the Boards or the appropriate officers of the Acquired Corporation and the Acquiring Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Boards (or appropriate officers acting under the authority of the Boards), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the separate existence of the Acquired Fund will cease. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund ("Acquired Fund Shares") shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund ("Acquiring Fund Shares").

ARTICLE II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

Exchange of Stock

At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class. The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares.

The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund's and Acquiring Fund's respective current Form N-lA registration statements and valuation procedures then in effect. In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Fund's Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund's Bylaws.

Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, the Acquired Funds will distribute substantially all of its net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1.  The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(_) of the Code;

2.  No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

3.  The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4.  The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

5.  No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

6.  No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

7.  The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

8.  The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund Shares were held as capital assets.

ARTICLE IV

Expenses

The Lincoln National Life Insurance Company will pay the expenses of the Reorganization. The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired Funds' proxy materials, legal fees, accounting fees, and expenses of holding shareholders' meetings. However, the brokerage costs associated with repositioning the Funds' portfolios in connection with the Reorganization will be shared by the Acquiring Funds and the Lincoln National Life Insurance Company in accordance with a methodology approved by the respective Boards.

ARTICLE V

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by either Board (or appropriate officers of either Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Acquired Corporation, the Acquiring Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Maryland.

JEFFERSON PILOT VARIABLE FUND, INC.

on behalf of the Acquired Funds

By:

[Title]

LINCOLN VARIABLE INSURANCE
PRODUCTS TRUST

on behalf of the Acquiring Funds

By:

[Title]

This page left intentionally blank.

EXHIBIT B

Outstanding Shares as of the Record Date

Fund	Total Number of Shares Outstanding
World Growth Stock Portfolio	5,367,368.61
Strategic Growth Portfolio	5,223,285.41
Small-Cap Value Portfolio	3,262,713.35
International Equity Portfolio	9,004,638.16
Capital Growth Portfolio	7,031,168.31
Mid-Cap Value Portfolio	4,270,339.51
Value Portfolio	4,392,186.23
Small Company Portfolio	3,876,620.24
Mid-Cap Growth Portfolio	2,298,477.14

B-1

This page left intentionally blank.

EXHIBIT C

Principal Owners of Shares as of the Record Date

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Capital Growth Portfolio	JPF Separate Account A JPF Separate Account C JPF Variable Annuity SA II JPF Variable Annuity Separate Account JPLA Separate Account B JP Separate Account A One Granite Place Concord, NH 03301	6,147,141.78 401,047.21 374.034.38 35,511.58 32,942.89 40,490.48	87.43% 5.70% 5.32% 0.51% 0.47% 0.58%
International Equity Portfolio	JPF Separate Account A JPF Separate Account C JPF Variable Annuity SA II JPF Variable Annuity Separate Account JPLA Separate Account B JP Separate Account A One Granite Place Concord, NH 03301	3,872,369.86 412,885.39 226,287.71 26,246.17 63,005.27 -	43.00% 4.59% 2.51% 0.29% 0.70% 0.00%
International Equity Portfolio	LVIP Aggressive Profile Fund LVIP Conservative Profile Fund LVIP Moderate Profile Fund LVIP Moderately Aggressive Profile Fund Lincoln Variable Insurance Products Trust 1300 South Clinton Street Fort Wayne, IN 46801	568,390.38 256,511.17 1,777,138.15 1,801,804.06	6.31% 2.85% 19.74% 20.01%
Mid-Cap Growth Portfolio	JPF Separate Account A JPF Separate Account C JPF Variable Annuity SA II JPF Variable Annuity Separate Account JPLA Separate Account B JP Separate Account A One Granite Place Concord, NH 03301	1,058,736.90 145,317.88 33,002.23 30,559.32 30,860.831 -	46.06% 6.32% 1.44% 1.33% 1.34% 0.00%
Mid-Cap Growth Portfolio	JP Separate Account C JP Pension Fund 100 N. Greene Street Greensboro, NC 27401	1,000,000	43.51%
Mid-Cap Value Portfolio	JPF Separate Account A JPF Separate Account C JPF Variable Annuity SA II JPF Variable Annuity Separate Account JPLA Separate Account B JP Separate Account A One Granite Place Concord, NH 03301	2,010,667.19 244,183.54 92,100.36 120,919.57 35,995.55 -	47.08% 5.72% 2.16% 2.83% 0.84% 0.00%

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Mid-Cap Value Portfolio	LVIP Aggressive Profile Fund
LVIP Conservative Profile Fund
LVIP Moderate Profile Fund
LVIP Moderately Aggressive Profile Fund
Lincoln Variable Insurance Products Trust
1300 South Clinton Street
	Fort Wayne, IN 46801	157,404.49 - - 609,068.82	3.69% 0.00% 0.00% 14.26%
Mid-Cap Value Portfolio	JP Separate Account C JP Pension Fund 100 N. Greene Street Greensboro, NC 27401	1,000,000	23.42%
Small Company Portfolio	JPF Separate Account A JPF Separate Account C JPF Variable Annuity SA II JPF Variable Annuity Separate Account JPLA Separate Account B JP Separate Account A One Granite Place Concord, NH 03301	3,544,271.65 172,157.34 86,285.80 26,852.95 47,052.50 -	91.43% 4.44% 2.23% 0.69% 1.21% 0.00%
Small-Cap Value Portfolio	JPF Separate Account A JPF Separate Account C JPF Variable Annuity SA II JPF Variable Annuity Separate Account JPLA Separate Account B JP Separate Account A One Granite Place Concord, NH 03301	1,529,623.80 229,551.81 65,614.27 55,484.58 24,103.62 -	46.88% 7.04% 2.01% 1.70% 0.74% 0.00%
Small-Cap Value Portfolio	JP Separate Account C JP Pension Fund 100 N. Greene Street Greensboro, NC 27401	1,358,335.28	41.63%
Strategic Growth Portfolio	JPF Separate Account A JPF Separate Account C JPF Variable Annuity SA II JPF Variable Annuity Separate Account JPLA Separate Account B JP Separate Account A One Granite Place Concord, NH 03301	4,541,247.00 295,668.39 268,485.25 22,582.67 38,806.37 56,495.74	86.94% 5.66% 5.14% 0.43% 0.74% 1.08%
Value Portfolio	JPF Separate Account A JPF Separate Account C JPF Variable Annuity SA II JPF Variable Annuity Separate Account JPLA Separate Account B JP Separate Account A One Granite Place Concord, NH 03301	3,026,567.43 213, 061.34 235,541.60 66,440.20 49,557.47 -	68.91% 4.85% 5.36% 1.51% 1.13% 0.00%

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Value Portfolio	LVIP Aggressive Profile Fund
LVIP Conservative Profile Fund
LVIP Moderate Profile Fund
LVIP Moderately Aggressive Profile Fund
Lincoln Variable Insurance Products Trust
1300 South Clinton Street
	Fort Wayne, IN 46801	212,556.32 - - 588,461.86	4.84% 0.00% 0.00% 13.40%
World Growth Stock Portfolio	JPF Separate Account A JPF Separate Account C JPF Variable Annuity SA II JPF Variable Annuity Separate Account JPLA Separate Account B JP Separate Account A One Granite Place Concord, NH 03301	4,959,240.93 216,263.74 143,941.99 25,299.17 22,622.79 -	92.40% 4.03% 2.68% 0.47% 0.42% 0.00%

Principal Beneficial Holders of Shares as of Record Date

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Mid-Cap Growth Portfolio	JP Separate Account C JP Pension Fund 100 N. Greene Street Greensboro, NC 27401	1,000,000	43.51%
International Equity Portfolio	LVIP Aggressive Profile Fund LVIP Conservative Profile Fund LVIP Moderate Profile Fund LVIP Moderately Aggressive Profile Fund Lincoln Variable Insurance Products Trust 100 N. Greene Street Greensboro, NC 27401	568,390.38 256,511.17 1,777,138.15 1,801,804.06	6.31% 2.85% 19.74% 20.01%
Value Portfolio	LVIP Aggressive Profile Fund LVIP Moderately Aggressive Profile Fund Lincoln Variable Insurance Products Trust 100 N. Greene Street Greensboro, NC 27401	212,556.32 588,461.86	4.84% 13.40%
Small-Cap Value Portfolio	JP Separate Account C JP Pension Fund 100 N. Greene Street Greensboro, NC 27401	1,358,335.28	41.63%
Mid-Cap Value Portfolio	LVIP Aggressive Profile Fund LVIP Moderately Aggressive Profile Fund Lincoln Variable Insurance Products Trust 100 N. Greene Street Greensboro, NC 27401	157,404.49 609,068.82	3.69% 14.26%

This page left intentionally blank.

EXHIBIT D

INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made by and between the LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (the "Trust"), on behalf of each of its series (the "Funds"), which are listed in Schedule A to this Agreement, and JEFFERSON PILOT INVESTMENT ADVISORY COPRORATION (the "Investment Manager"), a Tennessee Corporation.

WITNESSETH:

WHEREAS, the Trust has been organized and operates as a series investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities; and

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

WHEREAS, each Fund and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.  The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund's assets and to administer its affairs, subject to the direction of the Trust's Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Funds in any way, or in any way be deemed an agent of the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund's objectives and policies. The Investment Manager shall furnish the Board of Trustees with such information and reports regarding each Fund's investments as the Investment Manager deems appropriate or as the Board of Trustees may reasonably request.

2.  The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with each Fund's shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In conducting its own business and affairs, the Trust may utilize its trustees, officers and employees; may utilize the facilities and personnel of the Investment Manager and its affiliates; and may enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these functions. In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager and its affiliates may share facilities common to each, which may include, without limitation, legal and accounting personnel, with appropriate proration of expenses between them. Directors, officers and employees of the Investment Manager or its affiliates may be directors, trustees and/or officers of any of the investment companies within the Lincoln Financial Group family. Directors, officers and employees of the Investment Manager or its affiliates who are directors, trustees, and/or officers of these investment companies shall not receive any compensation from such investment companies for acting in such dual capacity.

3.  (a)  Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Funds, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a "Sub-Adviser") or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment company or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

(b)  Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

4.  As compensation for the services to be rendered to each Fund by the Investment Manager under the provisions of this Agreement, each Fund shall pay monthly to the Investment Manager exclusively from that Fund's assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Schedule A hereto.

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

5.  The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time with the approval of the Board of Trustees. At such time, the Investment Manager shall assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the approval of the Board of Trustees and any requisite shareholder approval is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

6.  The services to be rendered by the Investment Manager to each Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

7.  The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to any Fund or to any other investment company, corporation, association, firm or individual.

8.  It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as each Fund's investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right to adopt and to use the words "JPVF," "Jefferson Pilot Investment Advisory Corporation"in their names and in the names of any series or class of shares of such investment companies.

9.  In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to each Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

10.  This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to each Fund as of the effective date set forth in Schedule A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund by the Fund at any time, without the payment of a penalty, on not more than sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Trustees or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement as to any Fund at any time, without the payment of a penalty, on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement as to a Fund, the obligations of that Fund and the Investment Manager with respect to that Fund shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

11.  This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

12.  For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the day of , 200 .

LINCOLN VARIABLE INSURANCE
PRODUCTS TRUST,

on behalf of each of its series

By:

Name:

Title:

JEFFERSON PILOT INVESTMENT
ADVISORY CORPORATION

By:

Name:

Title:

This page left intentionally blank.

EXHIBIT E

BIOGRAPHICAL INFORMATION ON LVIP TRUSTEES
AND JPVF NOMINEES TO SERVE AS LVIP TRUSTEES

Interested LVIP Trustees

Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in LVIP Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
TRUSTEE

Kelly D. Clevenger* 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman, President and Trustee	Chairman since August 1995; President and Trustee since November 1994	Vice President, The Lincoln National Life Insurance Company; Executive Vice President, Lincoln Retirement Services Company, LLC	19	Lincoln Retirement Services Company, LLC

* Kelly D. Clevenger, currently Chairman and President of the Lincoln Trust, is an "interested person" of the Lincoln Trust by reason of his being an officer of Lincoln Life.

Independent LVIP Trustees

Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in LVIP Fund Complex Overseen by Trustee	Other Board Memberships Held
TRUSTEE

Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	19	N/A

Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Advisory Trustee since November 2004	Professor of Economics, DePauw University	19	N/A

Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 2004	President, Indiana Hospital & Health Association	19	First National Bank & Trust

Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in LVIP Fund Complex Overseen by Trustee	Other Board Memberships Held
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Director, Blue and Co., LLC (regional consulting and CPA firm)	19	Meridian Investment Advisors, Inc.

JPVF Nominees to Serve as LVIP Independent Trustees

Name, Address and Year of Birth	Position(s) Held With JPVF	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in JPVF Fund Complex Overseen by Trustee	Other Board Memberships Held
TRUSTEE NOMINEE

Michael D. Coughlin One Granite Place Concord, NH 03301 YOB: 1943	Chairman and Director	17 Years	Owner, Michael D. Coughlin Associates	14	Trustee, Merrimack County Savings Bank

Elizabeth S. Hager One Granite Place Concord, NH 03301 YOB: 1945	Director	17 Years	State Representative, State of New Hampshire; Executive Director, United Way	14	N/A

Thomas D. Rath One Granite Place Concord, NH 03301 YOB: 1946	Director	9 Years	Managing Partner, Rath, Young and Pignatelli	14	N/A

INTERESTED TRUSTEES

•  Kelly D. Clevenger. Mr. Clevenger, who became an LVIP Trustee in 1994, is a senior actuary with over three decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln Life, and in 1994 became President of the Funds and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

INDEPENDENT TRUSTEES AND NOMINEES TO SERVE
AS INDEPENDENT TRUSTEES

•  Michael D. Coughlin. Mr. Coughlin has been a Director of the JP Fund for eight years. He is Owner of Michael D. Coughlin Associates (General Management Consulting). Before he started his own consulting firm in 1999, Mr. Coughlin was President of Concord Litho Company, Inc.

•  Nancy L. Frisby. Ms. Frisby has been an LVIP Trustee since April 1992. Since August 1999, Ms. Frisby has served as Senior Vice President and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida. From May, 1998 to July, 1999, Ms. Frisby served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana, and served as its Vice President and Chief Financial Officer. Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.

•  Elizabeth S. Hager. Ms. Hager has served on the Board of Directors of the JP Fund for 17 years. She is currently a State Representative for the State of New Hampshire and Executive Director of United Way where she has been employed since 1996. Formerly Ms. Hager was City Councilor and Mayor for the City of Concord, New Hampshire.

•  Gary D. Lemon. Mr. Lemon became an LVIP Trustee in November 2004. Since 1976, Mr. Lemon has been employed by the Economics Department at DePauw University. Beginning in July 2000, he became the Director of the McDermond Center for Management and Entrepreneurship. From 1972 to 1976, Mr. Lemon was an Assistant Instructor in Economics at the University of Kansas. From 1970 to 1972, he was employed by General Electric in the Financial Management Program. Mr. Lemon holds a Bachelor's Degree in Mathematics and Economics, a Master's Degree in Economics and a Ph.D. in Economics, all from the University of Kansas. He has served on several committees and in various advisory roles in both the community and university settings.

•  Thomas D. Rath. Mr. Rath has served on the Board of Directors of the JP Fund for 17 years. He is Managing Partner of Rath, Young and Pignatelli (Law Firm) where has been employed since 1987. In addition, he serves as President of Playball NH. He formerly served as Vice Chairman of Primary Bank, Chairman of Horizon Bank, and as Attorney General of the State of New Hampshire.

•  Kenneth G. Stella. Mr. Stella became an LVIP Trustee in February 1998. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, ("Association") having served that institution since 1984. Among his responsibilities for the Association, he serves as the Chief Executive Officer and is responsible for implementation of all of the policies and directives of the Association's board of directors. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master's Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust.

•  David H. Windley. Mr. Windley became an LVIP Trustee in August 2004. In 1971, he became a founding partner of the CPA firm of Blue & Co., LLC, and currently works as an auditor for healthcare, manufacturing, construction and various other industries. He is also a financial consultant to a number of different businesses. From 1967 to 1971, he was employed by Ernst & Ernst. He holds a Bachelor of Arts Degree from Transylvania University and a Master's Degree in Business Administration from Indiana University. Among other affiliations, he holds a directorship with Meridian Investment Advisors, Inc.

N85513
JPVF PROXY